UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KALA BIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KALA BIO, INC.

1167 Massachusetts Avenue

Arlington, Massachusetts 02476

(781) 996-5252

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 annual meeting of stockholders of KALA BIO, Inc., which will be a virtual meeting held via the Internet at www.virtualshareholdermeeting.com/KALA2024 on Tuesday, June 11, 2024 at 11:00 a.m., Eastern Time. At the annual meeting, stockholders will consider and vote on the following matters:

1.	The election of three Class I directors, Marjan Farid, M.D., Andrew I. Koven and Gregory D. Perry, nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified;
2.	The approval of an advisory vote on executive compensation;
3.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.	The approval of the issuance of shares of our common stock upon conversion of our Series E Convertible Non-Redeemable Preferred Stock, Series F Convertible Non-Redeemable Preferred Stock and Series G Convertible Non-Redeemable Preferred Stock in accordance with Nasdaq Listing Rule 5635(b);
5.	The approval of amendments to our Restated Certificate of Incorporation amending the Certificates of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock, Series F Convertible Non-Redeemable Preferred Stock and Series G Convertible Non-Redeemable Preferred Stock as follows:
a.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series E Certificate of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation;
b.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series F Certificate of Designations, Preferences and Rights of Series F Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation;
c.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series G Certificate of Designations, Preferences and Rights of Series G Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation; and
6.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

As noted above, our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means you can attend the annual meeting online, vote your shares electronically during the annual meeting and submit questions online during the annual meeting by accessing www.virtualshareholdermeeting.com/KALA2024 shortly prior to the scheduled start of the meeting and entering the 16-

digit control number found on the proxy card, voting instruction form or notice of availability of proxy materials. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

Stockholders of record at the close of business on April 17, 2024 will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record for any purpose germane to the meeting during the 10-day period ending on the day before the annual meeting. If you wish to view this list, please contact our Secretary at the address and phone number set forth above.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We are mailing the Notice of Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2024 on or about April 29, 2024, and it contains instructions on how to access our proxy materials over the Internet. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting.

We encourage all stockholders to attend the virtual annual meeting. However, whether or not you plan to attend the virtual annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali, LLC at 800-662-5200 (toll-free in North America) or 1-203-658-9400 (outside of North America), or by email at KALA@info.morrowsodali.com.

Thank you for your ongoing support and continued interest in Kala.

By Order of the Board of Directors,

Mark Iwicki

Chief Executive Officer

Arlington, Massachusetts

April 29, 2024

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 11, 2024: The proxy statement and our 2023 annual report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639 by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.proxyvote.com.

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	2
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	3
Implications of Being a “Smaller Reporting Company”	10
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	11
Election of Directors	11
Class I Director Nominees	11
Class II Directors	13
Class III Directors	13
Corporate Governance Matters	14
Corporate Governance Guidelines	14
Board Leadership Structure	15
Board Determination of Independence	16
Board of Director Meetings and Attendance	17
Communicating with the Independent Directors	17
Committees of the Board of Directors	17
Audit Committee	17
Compensation Committee	18
Nominating and Corporate Governance Committee	19
Director Nomination Process	19
Criteria and Diversity	19
Stockholder Nominations	20
Bankruptcies	20
Oversight of Risk	20
Code of Business Conduct and Ethics	21
Policies and Procedures for Related Person Transactions	21
Related Person Transactions	22
EXECUTIVE AND DIRECTOR COMPENSATION	27
Executive Officers	27
Executive Compensation	28
Director Compensation	48
MATTERS TO BE VOTED ON	54
Proposal 1: Election of Directors	54
Proposal 2: Advisory Vote on Executive Compensation	55
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm	56
Proposal 4: The approval of the issuance of shares of our common stock upon conversion of our Series E Convertible Non-Redeemable Preferred Stock, Series F Convertible Non-Redeemable Preferred Stock and Series G Convertible Non-Redeemable Preferred Stock in accordance with Nasdaq Listing Rule 5635(b)	58
Proposal 5: The approval of amendments to our Restated Certificate of Incorporation amending the Certificates of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock, Series F Convertible Non-Redeemable Preferred Stock and Series G Convertible Non-Redeemable Preferred Stock	68
STOCK OWNERSHIP AND REPORTING	72
Security Ownership of Certain Beneficial Owners and Management	72
Delinquent Section 16(a) Reports	74
OTHER MATTERS	75
Stockholder Proposals for our 2025 Annual Meeting of Stockholders	75
Stockholder Proposals Included in Proxy Statement	75
Stockholder Proposals Not Included in Proxy Statement	75
Householding of Annual Meeting Materials	75
Appendix A –Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock	A-1
Appendix B – Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series F Convertible Non-Redeemable Preferred Stock	B-1
Appendix C – Certificate of Amendment to Certificate of Designations, Preferences and Rights of Series G Convertible Non-Redeemable Preferred Stock	C-1

KALA BIO, INC.

1167 Massachusetts Avenue

Arlington, MA 02476

(781) 996-5252

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the board of directors of KALA BIO, Inc. for use at the annual meeting of stockholders to be held on Tuesday, June 11, 2024 at 11:00 a.m., Eastern Time, and at any adjournment thereof. The 2024 annual meeting of stockholders will be a virtual meeting held via the Internet at www.virtualshareholdermeeting.com/KALA2024. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. As always, we encourage you to vote your shares prior to the annual meeting regardless of whether you intend to attend.

Except where the context otherwise requires, references to “Kala,” “the Company,” “we,” “us,” “our” and similar terms refer to KALA BIO, Inc.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. We are making this proxy statement, the accompanying proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023 available to stockholders for the first time on or about April 29, 2024.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to KALA BIO, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476 or by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.proxyvote.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

The information contained on, or that can be accessed through, our website is not incorporated by reference into this proxy statement, and any reference to our website address is intended to be inactive textual reference only.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q. Why did I receive these proxy materials?

A.Our board of directors has made the proxy materials available to you on the Internet in connection with the solicitation of proxies for use at our 2024 annual meeting of stockholders to be held virtually on Tuesday, June 11, 2024 at 11:00 a.m., Eastern Time. As a holder of common stock, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A.In accordance with SEC rules, we may furnish proxy materials, including this proxy statement and our 2023 annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the notice.

Q.What is the purpose of the annual meeting?

A.At the annual meeting, stockholders will consider and vote on the following matters:

1.	The election of three Class I directors, Marjan Farid, M.D., Andrew I. Koven and Gregory D. Perry, nominated by our board of directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified (Proposal 1);
2.	The approval of an advisory vote on executive compensation (Proposal 2);
3.	The ratification of the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3);
4.	The approval of the issuance of shares of our common stock upon conversion of our Series E Convertible Non-Redeemable Preferred Stock, Series F Convertible Non-Redeemable Preferred Stock and Series G Convertible Non-Redeemable Preferred Stock in accordance with Nasdaq Listing Rule 5635(b), which we refer to herein as the Nasdaq Proposal (Proposal 4);
5.	The approval of amendments to our Restated Certificate of Incorporation amending the Certificates of Designations, Preferences and Rights of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock as follows:
a.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series E Certificate of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation, which we refer to herein as the Series E Certificate of Designations Amendment Proposal (Proposal 5(a));
b.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series F Certificate of Designations, Preferences and Rights of Series F Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation, which we refer to herein as Series F Certificate of Designations Amendment Proposal (Proposal 5(b));
c.	The approval of an amendment to our Restated Certificate of Incorporation amending the Series G Certificate of Designations, Preferences and Rights of Series G Convertible Non-Redeemable Preferred Stock to provide discretion to our board of directors to increase the beneficial ownership limitation, which we refer to herein as the Series G Certificate of Designations Amendment Proposal (Proposal 5(c)); and
6.	The transaction of any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

Q.Why is the annual meeting a virtual, online meeting?

A.We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our annual meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxyvote.com in advance of the meeting and will available during the online meeting at www.virtualshareholdermeeting.com/KALA2024. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q.How do I virtually attend the annual meeting?

A.We will host the annual meeting live online. The webcast of the annual meeting will start at 11:00 a.m., Eastern Time, on June 11, 2024. Online access to the webcast will open fifteen (15) minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual annual meeting, you will need to log-in at www.virtualshareholdermeeting.com/KALA2024 using the 16-digit control number on the proxy card or voting instruction form.

Beginning fifteen (15) minutes prior to and during the annual meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on www.virtualshareholdermeeting.com/KALA2024.

Q.Who can vote at the annual meeting?

A.To be entitled to vote, you must have been a stockholder of record at the close of business on April 17, 2024, the record date for our annual meeting. There were 2,816,454 shares of our common stock outstanding and entitled to vote at the annual meeting as of the record date.

Q.How many votes do I have?

A.Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the annual meeting.

Q.How do I vote?

A.If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Equiniti Trust Company, LLC, you may vote your shares during the annual meeting or by proxy prior to the annual meeting as follows:

1.

Over the Internet prior to the Annual Meeting: To vote over the Internet prior to the annual meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the annual meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 10, 2024, the day before the annual meeting, for your proxy to be valid and your vote to count.

2.

By Telephone prior to the Annual Meeting: To vote by telephone, please call 1-800-690-6903 in the United States, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 10, 2024, the day before the annual meeting, for your proxy to be valid and your vote to count.

3.

By Mail prior to the Annual Meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than June 10, 2024, the day before the annual meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

4.

Over the Internet during the Annual Meeting: If you attend the annual meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/KALA2024 during the annual meeting. You will need your 16-digit control number included on the proxy card or notice of availability of proxy materials. If you vote by proxy prior to the annual meeting and also virtually attend the annual meeting, there is no need to vote again at the annual meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Banks, brokers and other nominees are permitted to vote shares for which they have received no voting instructions on “discretionary” matters, but they are not permitted to vote these shares on “non-discretionary” matters. A “broker non-vote” occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its client.

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 3) is considered to be a discretionary item. Accordingly, we expect that your bank, broker or other nominee may vote your shares in its discretion with respect to that matter if you do not give voting instructions on Proposal 3. If banks, brokers and other nominees exercise this discretionary authority, no broker non-votes are expected to occur in connection with Proposal 3.

However, under applicable stock exchange rules that regulate voting by registered brokerage firms, the election of our nominees to serve as Class I directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the approval of the Nasdaq Proposal (Proposal 4), the approval of the Series E Certificate of Designations Amendment Proposal (Proposal 5(a)), the approval of the Series F Certificate of Designations Amendment Proposal (Proposal 5(b)) and the approval of the Series G Certificate of Designations Amendment Proposal (Proposal 5(c)) are considered to be non-discretionary items. Accordingly, if you do not give your bank, broker or other nominee voting instructions on Proposal 1, Proposal 2, Proposal 4, Proposal 5(a), Proposal 5(b) and/or Proposal 5(c), they may not vote your shares with respect to these matters, and we expect your shares would be counted as broker non-votes in connection with these proposals.

If your shares are held in “street name”, you will receive instructions from your bank, broker or other nominee explaining how you can attend the annual meeting online and vote your shares online during the annual meeting.

Even if you plan to attend the annual meeting online, we urge you to vote your shares by proxy in advance of the annual meeting so that if you should become unable to attend the annual meeting your shares will be voted.

Q.Can I change my vote?

A.If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the annual meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Annual Meeting” or “By Telephone Prior to the Annual Meeting”. Only your latest Internet or telephone vote is counted.

2.Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.Attend the annual meeting virtually and vote online as instructed above under “Over the Internet during the Annual Meeting.” Your virtual attendance at the annual meeting, without voting online during the annual meeting, will not revoke your proxy.

4.Give our corporate secretary written notice before the annual meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the annual meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.

Q.How many shares must be represented to have a quorum and hold the annual meeting?

A.The holders of one third of the voting power of the shares of our common stock issued and outstanding as of the record date must be present virtually or represented by proxy to hold the annual meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present broker non-votes. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Q.What vote is required to approve each matter and how are votes counted?

A.Proposal 1-Election of Class I Directors

The three nominees for director receiving the highest number of votes “for” election will be elected as Class I directors. This is called a plurality.

You may vote “for” all nominees; vote “for” one or more nominees and “withhold” your vote from the other nominees; or “withhold” your vote from all nominees. Votes that are withheld and broker non-votes will not be included in the vote tally for the election of directors and will not affect the results of the vote.

For information about what happens if a director nominee receives more “withhold” votes than “for” votes in an uncontested election, see “What happens if a director nominee receives more “WITHHOLD” votes than “FOR” votes in an uncontested election?” below.

Proposal 2-Advisory Vote on Executive Compensation

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by holders of all shares of common stock present or represented at the meeting on Proposal 2 is required for approval of the advisory vote on executive compensation.

As described in more detail in Proposal 2, because this proposal is non-binding, our board of directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

Shares that abstain from voting and broker non-votes will not be counted as votes cast or voting on Proposal 2. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal 2.

Proposal 3- Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by holders of all shares of common stock present or represented at the meeting on Proposal 3 is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Shares that abstain from voting and broker non-votes (if any) will not be counted as votes cast or voting on Proposal 3. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal 3.

Proposal 4 – Approval of the Issuance of Shares of our Common Stock upon Conversion of our Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock in Accordance with Nasdaq Listing Rule 5635(b)

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by holders of all shares of common stock present or represented at the meeting (other than Baker Brothers and its affiliates) is required for the approval of Proposal 4.

Shares that abstain from voting and broker non-votes (if any) will not be counted as votes cast or voting on Proposal 4. Accordingly, abstentions and broker non-votes will have no effect on the voting on Proposal 4.

Proposal 5(a) - Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series E Certificate of Designations, Preferences and Rights of Series E Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

The affirmative vote of holders of shares of our common stock representing a majority of our issued and outstanding common stock entitled to vote on Proposal 5(a) is required for the approval of Proposal 5(a).

Shares that abstain from voting and broker non-votes (if any) will have the same effect as a vote against Proposal 5(a).

Proposal 5(b) - Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series F Certificate of Designations, Preferences and Rights of Series F Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

The affirmative vote of holders of shares of our common stock representing a majority of our issued and outstanding common stock entitled to vote on Proposal 5(b) is required for the approval of Proposal 5(b).

Shares that abstain from voting and broker non-votes (if any) will have the same effect as a vote against Proposal 5(b).

Proposal 5(c) - Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series G Certificate of Designations, Preferences and Rights of Series G Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

The affirmative vote of holders of shares of our common stock representing a majority of our issued and outstanding common stock entitled to vote on Proposal 5(c) is required for the approval of Proposal 5(c).

Shares that abstain from voting and broker non-votes (if any) will have the same effect as a vote against Proposal 5(c).

Q.What happens if a director nominee receives more “WITHHOLD” votes than “FOR” votes in an uncontested election?

A.Our corporate governance guidelines set forth a process that takes effect if any director nominee receives more “withhold” votes than “for” votes in an uncontested election, or a “Majority Withhold Vote”. Upon such occurrence, the affected director would be expected, promptly following certification of the stockholder vote, to offer to the board of directors to tender his or her resignation as a director for consideration by the board of directors. The board of directors will follow the following procedures in deciding whether or not to accept such director’s offer to resign, all of which procedures are to be completed within 90 days following the certification of the stockholder vote.

The nominating and corporate governance committee will evaluate the best interests of the company and its stockholders and recommend to the board of directors the action to be taken with respect to such offer to resign. Such action may include requesting and accepting the resignation; retaining such director but addressing what the nominating and corporate governance committee believes to be the underlying cause of the Majority Withhold Vote; resolving that such director will not be re-nominated for election in the future; rejecting the offer to resign; or such other action that the nominating and corporate governance committee determines to be in the best interests of our company and our stockholders. In reaching its recommendation, the nominating and corporate governance committee will consider all factors it deems relevant, including, as it deems appropriate, any stated reasons of stockholders for the Majority Withhold Vote, any alternatives for curing the underlying cause of the Majority Withhold Vote, the total number of shares voted, how such shares were voted, the number of broker non-votes, the director’s tenure, the director’s qualifications, the criteria for nomination as a director set forth in the corporate governance guidelines, the director’s past and expected future contributions to the company and the overall composition of the board of directors, including whether the director’s resignation would cause the company to fail to meet any SEC or Nasdaq requirement.

The board of directors will then decide whether to accept, reject or modify the nominating and corporate governance committee’s recommendation, considering the factors considered by the nominating and corporate governance committee and such additional factors the board of directors believes to be relevant. After the board’s determination, we will promptly publicly disclose the board’s decision regarding the action to be taken with respect to such director’s resignation, and if such resignation is rejected by the board, such disclosure will include the rationale behind the decision. If the director’s resignation is accepted, then the board of directors may fill the resulting vacancy in accordance with our by-laws or may decrease the size of our board of directors.

Our corporate governance guidelines are available on the “Investors-Corporate Governance” section of our website, which is located at www.kalarx.com.

Q.How does the board of directors recommend that I vote on the proposals?

A.Our board of directors recommends that you vote:

FOR the election of the three nominees to serve as Class I directors, each for a three-year term;

FOR the approval of the advisory vote on executive compensation;

FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

FOR the Nasdaq Proposal;

FOR the Series E Certificate of Designations Amendment Proposal;

FOR the Series F Certificate of Designations Amendment Proposal; and

FOR the Series G Certificate of Designations Amendment Proposal.

Q.Are there other matters to be voted on at the annual meeting?

A.We do not know of any matters that may come before the annual meeting other than the election of our Class I directors, the advisory vote on executive compensation, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Nasdaq Proposal, the Series E Certificate of Designations Amendment Proposal, the Series F Certificate of Designations Amendment Proposal and the Series G Certificate of Designations Amendment Proposal. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.Where can I find the voting results?

A.We plan to announce preliminary voting results at the annual meeting and will report final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the date of our annual meeting.

Q.What are the costs of soliciting these proxies?

A.We will bear the cost of soliciting proxies. We have retained Morrow Sodali, a proxy solicitation firm, or the proxy solicitor, to solicit proxies in connection with the annual meeting at a cost of approximately $12,000 plus expenses. We will also indemnify the proxy solicitor against losses arising out of its provisions of these services on our behalf. Proxies will be solicited by the proxy solicitor by mail, telephone, e-mail and in person. Proxies may also be solicited by our directors, officers and employees by mail, telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.How do I submit a question at the annual meeting?

A.If you wish to submit a question, on the day of the annual meeting, beginning at 10:45 a.m., Eastern Time on June 11, 2024, you may log into the virtual meeting platform and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be posted at www.proxyvote.com in advance of the meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the annual meeting. Because time is limited at the annual meeting, we may not be able to answer all questions that are submitted. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question was not otherwise answered, such matters may be raised separately after the annual meeting by contacting Investor Relations at (781) 996-5252. To promote fairness and the efficient use of our resources and to address all stockholder questions, we will limit each stockholder to two questions, which should each be succinct and should cover only one topic. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The SEC has adopted rules allowing smaller reporting companies to provide scaled disclosure, and we are permitted and plan to rely on these exemptions from certain disclosure requirements for as long as we remain a smaller reporting company. We are a smaller reporting company so long as we have a public float of less than $250 million, or have annual revenues of less than $100 million and a public float less than $700 million, determined on an annual basis. Under the scaled disclosure obligations available to smaller reporting companies, we are not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Our board of directors currently consists of seven members divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors (Marjan Farid, M.D., Andrew I. Koven and Gregory D. Perry), whose terms expire at the 2024 annual meeting of stockholders; two Class II directors (Mark Iwicki and Mark S. Blumenkranz, M.D.), whose terms expire at the 2025 annual meeting of stockholders; and two Class III directors (C. Daniel Myers and Howard B. Rosen) whose terms expire at the 2026 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

Set forth below are the names of, and certain information for, each member of our board of directors, including the nominees for election as Class I directors, as of April 1, 2024. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five years, and the names of other public companies of which he or she has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our nominating and corporate governance committee and our board of directors to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance Matters-Director Nomination Process” that the nominating and corporate governance committee expects of each director. There are no family relationships among any of our directors, nominees for director or executive officers.

Name	Age	Position
Class I Director Nominees
Marjan Farid, M.D.(2)	50	Director
Andrew I. Koven(2)(3)	66	Director
Gregory D. Perry	63	Director

Class II Directors
Mark Iwicki	57	Chief Executive Officer and Chair of the Board
Mark S. Blumenkranz, M.D.(1)(3)	73	Director

Class III Directors
C. Daniel Myers(1)(2)	69	Director
Howard B. Rosen(1)(3)	66	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Class I Director Nominees

Marjan Farid, M.D. has served as a member of our board of directors since October 2022. Since 2007, Dr. Farid has served as Professor of Clinical Ophthalmology, Director of Cornea, Refractive & Cataract Surgery, and Vice Chair of Ophthalmic Faculty at the Gavin Herbert Eye Institute, University of California Irvine. Her clinical practice is divided between patient care, teaching, and research. Dr. Farid’s research interests focus on corneal surgery, specifically the use of the femtosecond laser for corneal transplantation. Dr. Farid is also the founder of the Severe Ocular Surface Disease Center at the University of California Irvine, where she performs limbal stem cell transplants, as well as artificial corneal transplantation, for the treatment of patients with severe ocular surface disease. Dr. Farid also serves as the Chair of the Corneal Clinic Committee of the American Society of Cataract and Refractive Surgery. Dr. Farid received a B.S. in Biology from the University of California - Los Angeles and M.D. from the University of California - San Diego. We believe that Dr. Farid’s experience in the ophthalmology field qualifies her to serve as a member of our board of directors.

Andrew I. Koven has served as a member of our board of directors since September 2017 and as our Lead Independent Director since December 2018. Mr. Koven was, until his retirement in January 2019, the President and Chief Business Officer of Aralez Pharmaceuticals Inc., or Aralez, a public specialty pharmaceutical company, and served in that role with the company’s predecessor, Pozen Inc., or Pozen, commencing in June 2015. Prior to joining Pozen, Mr. Koven served as Executive Vice President, Chief Administrative Officer and General Counsel of Auxilium Pharmaceuticals Inc., a public specialty biopharmaceutical company, from February 2012 until January 2015, when it was acquired by Endo International plc. Mr. Koven served as President and Chief Administrative Officer and a member of the board of directors of Neurologix, Inc., a company focused on the development of multiple innovative gene therapy development programs, from September 2011 to November 2011. Before Neurologix, Mr. Koven served as Executive Vice President and Chief Administrative and Legal Officer of Inspire Pharmaceuticals, Inc., a public specialty pharmaceutical company, from July 2010 until May 2011 when it was acquired by Merck & Co., Inc. Previously, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Sepracor Inc. (now Sunovion Pharmaceuticals, Inc., or Sunovion), a public specialty pharmaceutical company, from March 2007 until February 2010 when it was acquired by Dainippon Sumitomo Pharma Co., Ltd. Prior to joining Sepracor Inc., Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Kos Pharmaceuticals, Inc., a public specialty pharmaceutical company, from August 2003 until its acquisition by Abbott Laboratories (now AbbVie) in December 2006. Mr. Koven began his career in the pharmaceutical industry first as an Assistant General Counsel and then as Associate General Counsel at Warner-Lambert Company from 1993 to 2000, followed by his role as Senior Vice President and General Counsel at Lavipharm Corporation from 2000 to 2003. Mr. Koven also currently serves on the board of NeuroBo Pharmaceuticals, Inc., or NeuroBo, a publicly-traded company, and has served as its Chair since January 2022. Mr. Koven is also a member of NeuroBo’s Audit Committee and Chair of its Nominating and Corporate Governance Committee. From 1986 to 1992 he was a corporate associate at Cahill, Gordon & Reindel in New York. From 1992 to 1993 he served as Counsel, Corporate and Investment Division, at The Equitable Life Assurance Society of the U.S. Mr. Koven holds a Master of Laws (LL.M.) Degree from Columbia University School of Law and a Bachelor of Laws (LL.B.) Degree and Bachelor of Arts Degree in Political Science from Dalhousie University. We believe that Mr. Koven’s extensive experience in the pharmaceutical industry qualifies him to serve as a member of our board of directors.

Gregory D. Perry has served as a member of our board of directors since February 2018. Since June 2023, Mr. Perry has served as the Chief Financial Officer for Merus N.V., or Merus, a public clinical-stage immuno-oncology company. Mr. Perry served as Chief Financial Officer for Finch Therapeutics Group, Inc., a public therapeutics company focused on the microbiome, from May 2018 to April 2022. Previously, he served as Chief Financial and Administrative Officer of Novelion Therapeutics Inc., or Novelion, a public biopharmaceutical company, from November 2016 to December 2017. Prior to this, Mr. Perry was Chief Financial Officer of Aegerion Pharmaceuticals, Inc., a public biopharmaceutical company, from July 2015 until its merger with Novelion in November 2016. Prior to that, he served as Chief Financial and Business Officer of Eleven Biotherapeutics, Inc., a public company, from January 2014 to June 2015. Before joining Eleven Biotherapeutics, Mr. Perry served as the Interim Chief Financial Officer of InVivo Therapeutics, a public biotechnology company, from September 2013 to December 2013, and prior to that he served as the Senior Vice President and Chief Financial Officer of ImmunoGen, Inc., a public biotechnology company, from 2009 until he was promoted in 2011 to Executive Vice President and Chief Financial Officer, a role he held until 2013. Before that, he was the Chief Financial Officer of Elixir Pharmaceuticals. Mr. Perry previously was Senior Vice President and Chief Financial Officer of Transkaryotic Therapies. He has also held various financial leadership roles within PerkinElmer Inc., Domantis Ltd., Honeywell and General Electric. From May 2016 to June 2023, Mr. Perry served on the board of directors of Merus, including as Chair of its Audit Committee. From December 2011 to February 2016, Mr. Perry served on the board of directors of Ocata Therapeutics, a public biotechnology company, including as Chair of its Audit Committee and a member of its Compensation Committee, until it was acquired by Astellas Pharma Inc. Mr. Perry received a B.A. in Economics and Political Science from Amherst College. We believe that Mr. Perry’s experience in the biopharmaceutical industry, including his specific experience in financial leadership roles in biopharmaceutical companies, qualifies him to serve as a member of our board of directors.

Class II Directors

Mark Iwicki has served as our Chief Executive Officer and Chair of our board of directors since September 2015. Mr. Iwicki previously served as our President from August 2017 to December 2021 and as Executive Chair of our board of directors from April 2015 to September 2015. Prior to joining us, Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics, Inc., or Civitas, a biopharmaceutical company, from January 2014 to November 2014. Prior to Civitas, Mr. Iwicki served as President and Chief Executive Officer at Blend Therapeutics, Inc., or Blend, a biopharmaceutical company, from December 2012 to January 2014. Prior to Blend, Mr. Iwicki was President and Chief Executive Officer of Sunovion, a pharmaceutical company. Mr. Iwicki was at Sepracor Inc./Sunovion from October 2007 to June 2012. Prior to joining Sepracor Inc., Mr. Iwicki was Vice President and Business Unit Head at Novartis Pharmaceuticals Corporation, a biopharmaceutical company. He was at Novartis from March 1998 to October 2007. Prior to that, Mr. Iwicki held management positions at Astra Merck Inc. and Merck & Co., Inc. In addition to serving on our board of directors, Mr. Iwicki also currently serves on the boards of Aerovate Therapeutics, Inc., Merus, Akero Therapeutics, Inc., Third Harmonic Bio, Inc. and Q32 Bio Inc. and formerly served on the board of Aimmune Therapeutics, Inc. and Pulmatrix Inc., all publicly-traded companies. Mr. Iwicki holds a B.S. in Business Administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki’s extensive experience as a pharmaceutical industry leader managing all stages of drug development and commercialization in multiple therapeutic areas qualifies him to serve as a member of our board of directors.

Mark S. Blumenkranz, M.D., MMS, has served as a member of our board of directors since November 2021. Dr. Blumenkranz has served as the HJ Smead Professor Emeritus in the Department of Ophthalmology at Stanford University since March 2019, the Co-Director of its Ophthalmic Innovation Program since 2016, and he previously served as Department Chair from 1997 until 2015. Dr. Blumenkranz played a leading role in the planning, fundraising and construction of the Byers Eye Institute at Stanford University and served as its Director from its opening in September 2010 through June 2015. Dr. Blumenkranz previously served on the board of directors of Oculex Pharmaceuticals, Inc., which was acquired by Allergan, Inc. in 2003, Macusight, an ophthalmic pharmaceutical company, acquired by Santen in 2010, Peak Surgical, Inc., an innovator in pulsed plasma mediated electro-surgery that was acquired by Medtronic, Inc. in 2011, and OptiMedica Corp. which was acquired by Abbott Medical Optics in 2013. In 2006, he co-founded Adverum Biotechnologies, Inc., and served as chairman of its board of directors through 2016. In 2011, he co-founded Oculeve, Inc., and served on its board directors through its acquisition by Allergan in August 2015. He was a founder and served on the board of directors of Verana Health, Inc., a digital medicine and health analytics company, from 2009 until 2020. He was the founding Chairman of Kedalion Therapeutics, an ophthalmic drug delivery company and served as its chief executive officer from September 2019 until June 2022, when it was acquired by Novartis AG. He also served on the board of directors of One Medical from 2019 until its acquisition by Amazon in February 2023, and on the board of directors of Iveric Bio, Inc. from July 2020 until its acquisition by Astellas US Holding, Inc. in July 2023. He currently serves as director at BVI Visitec, a global ophthalmic surgical company. Since October 2015, Dr. Blumenkranz has served as Managing Partner of Lagunita Biosciences LLC, an early-stage medical investment company, that is our current 5% beneficial stockholder. Since May 2015, Dr. Blumenkranz has also served as the Managing Partner of Garland Investments, Inc. Dr. Blumenkranz holds an A.B. in Biology, Master’s Degree in Biochemical Pharmacology, and M.D. from Brown University. He completed his internship and ophthalmic residency at Stanford and subsequently the Executive Program at Stanford’s Graduate School of Business. We believe that Dr. Blumenkranz’s experience in the ophthalmology field qualifies him to serve as a member of our board of directors.

Class III Directors

C. Daniel Myers has served as a member of our board of directors since October 2021. Mr. Myers served as the Chief Executive Officer of MediPrint Ophthalmics, Inc. (formerly Leo Lens Pharma), a private eye-care company, from April 2020 to April 2022. Previously, Mr. Myers co-founded Alimera Sciences, Inc., or Alimera, a publicly traded pharmaceutical company, and served as its Chief Executive Officer from 2003 until January 2019. Before co-founding Alimera, Mr. Myers was an initial employee of Novartis Ophthalmics (formerly CIBA Vision Ophthalmics), a pharmaceutical company, and served as its Vice President of sales and marketing from 1991 to 1997 and as President from 1997 to 2003. Mr. Myers served as a director of Alimera from 2003 to August 2023, and as chairman of its board of directors from January 2019 to August 2023. Mr. Myers currently serves as Chairman Emeritus of Alimera. In addition, Mr. Myers served on the board of directors of Ocular Therapeutix, Inc., a publicly traded biopharmaceutical company, from 2009 to 2012. Mr. Myers holds a B.S. in Industrial Management from the Georgia Institute of Technology. We believe that Mr. Myers’ experience in the biopharmaceutical industry, including his specific experience with ophthalmology pharmaceutical companies, qualifies him to serve as a member of our board of directors.

Howard B. Rosen has served as a member of our board of directors since January 2014. Since 2008, Mr. Rosen has served as a consultant to several companies in the biotechnology industry. He has served at Stanford University as an adjunct professor in Chemical Engineering since 2021 and as a lecturer in Management since 2011, and he previously served as a lecturer in Chemical Engineering from 2009 until 2021. Mr. Rosen served as Chief Executive Officer of AcelRx Pharmaceuticals, Inc. (now Talphera, Inc.), or Talphera, a public specialty pharmaceutical company developing products for pain relief, from April 2016 to March 2017, and Interim Chief Executive Officer from April 2015 to March 2016. Mr. Rosen also served as Interim President and Chief Executive Officer of Pearl Therapeutics, Inc. from June 2010 to March 2011. From 2004 to 2008, Mr. Rosen was Vice President of Commercial Strategy at Gilead Sciences, Inc., a biopharmaceutical company. From 2003 until 2004, Mr. Rosen was President of ALZA Corporation, a pharmaceutical and medical systems company that merged in 2001 with Johnson & Johnson, a global healthcare company. Prior to that, from 1994 until 2003, Mr. Rosen held various positions at ALZA Corporation. Mr. Rosen served on the board of directors of Talphera until February 2024 and on the board of directors of Alcobra, Ltd., a public pharmaceutical company, until November 2017. Mr. Rosen is currently a member of the board of directors of private companies, including Firecycte Therapeutics, Inc., Hammerton, Inc., Hopewell Therapeutics, Inc. and Entrega, Inc., and was a member of the board of directors of Metera Pharmaceuticals, Inc. from 2018 to 2020 and Aria Pharmaceuticals, Inc. from 2020 to 2023. Mr. Rosen holds a B.S. in Chemical Engineering from Stanford University, an M.S. in Chemical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Stanford Graduate School of Business where he was an Arjay Miller Scholar and a Henry Ford II Scholar. We believe that Mr. Rosen’s experience in the biopharmaceutical industry, including his specific experience with the development and commercialization of pharmaceutical products, qualifies him to serve as a member of our board of directors.

Corporate Governance Matters

Our board of directors believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of stockholders. This section describes key corporate governance guidelines and practices that our board of directors has adopted. Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the “Investors-Corporate Governance” section of our website, which is located at www.kalarx.com. Alternatively, you can request a copy of any of these documents by writing us at KALA BIO, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476, Attention: Chief Financial Officer.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that, among other things:

●	the principal responsibility of our board of directors is to oversee our management;
●	a majority of the members of our board of directors must be independent directors, unless otherwise permitted by Nasdaq rules;
●	the independent directors meet at least twice a year in executive session;
●	directors have full and free access to management and, as necessary and appropriate, independent advisors;
●	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and
●	our nominating and corporate governance committee will oversee an annual self-evaluation of our board of directors to determine whether our board and its committees are functioning effectively.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess the board of directors’ leadership structure, including whether the offices of Chief Executive Officer and Chair of the board of directors should be separate, whether we should have a Lead Independent Director, and why the board of directors’ leadership structure is appropriate given the specific characteristics or circumstances of our company. Our corporate governance guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time.

Mr. Iwicki serves as Chair of our board and as our Chief Executive Officer. Our board believes that combining the Chair and Chief Executive Officer positions fosters clear accountability, effective decision-making and alignment of corporate strategy and is the appropriate leadership structure for us at this time. Our board believes that Mr. Iwicki’s combined role of Chair and Chief Executive Officer promotes effective execution of strategic goals and facilitates information flow between management and our board. Mr. Koven has served as our Lead Independent Director since December 2018. As our Lead Independent Director, Mr. Koven’s responsibilities include the following, among others:

●	chairing any meeting of the independent directors of our board in executive session;
●	meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;
●	facilitating communications between other members of our board and our Chair and Chief Executive Officer;
●	monitoring, with the assistance of our Chief Financial Officer or any general counsel, communications from stockholders and other interested parties and providing copies or summaries to the other directors as he considers appropriate;
●	working with our Chair and Chief Executive Officer in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board; and
●	otherwise consulting with our Chair and Chief Executive Officer on matters relating to corporate governance and board performance.

We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time. Our nominating and corporate governance committee evaluates our board leadership structure from time to time and may recommend further alterations of this structure in the future.

Board Diversity

In accordance with Nasdaq’s Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below:

Board Diversity Matrix (As of April 29, 2024)
Total Number of Directors	7
Did Not
Disclose
	Female	Male	Non-Binary	Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Determination of Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each then-sitting director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors determined that each of our directors, with the exception of Mark Iwicki and Gregory D. Perry, is an “independent director” as defined under applicable Nasdaq rules. In May 2023, our board of directors also previously determined that Robert Paull, a former director who did not stand for re-election at our 2023 annual meeting of stockholders, was an “independent director” as defined under applicable Nasdaq rules. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Iwicki is not an independent director under these rules because he is our Chief Executive Officer. Mr. Perry ceased to be an independent director under applicable Nasdaq rules in June 2023, when he was appointed Chief Financial Officer of Merus. Mr. Iwicki serves as a member of the board of directors of Merus and on its compensation committee. Under Nasdaq rules, a director shall not be considered independent if they are employed as an executive officer of another entity where at any time during the past three years any of our current executive officers served on the compensation committee of such other entity.

Board of Director Meetings and Attendance

Our board of directors held five meetings during the year ended December 31, 2023, or fiscal 2023. During fiscal 2023, each of the directors then in office attended at least 75% of the aggregate of the number of board of director meetings and the number of meetings held by all committees of the board of directors on which such director then served.

Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. Each then-serving member of the board of directors, other than Robert Paull, who did not stand for re-election at the 2023 annual meeting of stockholders, attended the 2023 annual meeting of stockholders.

Communicating with the Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The Lead Independent Director, subject to advice and assistance from the company’s general counsel, if any, or an individual performing a similar function, if any, is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries of such communications to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Lead Independent Director, or chair of the nominating and corporate governance committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Andrew I. Koven, Lead Independent Director, c/o KALA BIO, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each committee’s charter can be found under the “Investors-Corporate Governance” section of our website, which is located at www.kalarx.com.

Audit Committee

The members of our audit committee are Dr. Blumenkranz, Mr. Myers and Mr. Rosen. Mr. Rosen is the chair of the audit committee. Prior to the reconstitution of our audit committee in June 2023, the members of our audit committee were Mr. Paull, Mr. Perry and Mr. Rosen, and Mr. Perry served as the chair of the audit committee. Our audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	overseeing our internal audit function;
●	overseeing our risk assessment and risk management policies;
●	reviewing with management our cybersecurity and other information technology risks, controls and procedures, including the our plans to mitigate cybersecurity risks and respond to data breaches;
●	establishing policies regarding retention of accounting related complaints and concerns;
●	meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. In 2020, the audit committee delegated to its chair authority to pre-approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. By the terms of the delegated authority, the chair must report on any such approval of services pursuant to such authority at the first regularly scheduled meeting of the audit committee following such approval.

Our board of directors has determined that Mr. Rosen is an “audit committee financial expert” as defined in applicable SEC rules. We believe that each member of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules and that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The audit committee held six meetings during fiscal 2023.

Compensation Committee

The members of our compensation committee are Dr. Farid, Mr. Koven and Mr. Myers. Mr. Koven is the chair of the compensation committee. Prior to the reconstitution of our compensation committee in June 2023, the members of our compensation committee were Dr. Blumenkranz, Mr. Myers, Mr. Koven, and Mr. Rosen, and Mr. Koven served as the chair of the compensation committee. Our compensation committee’s responsibilities include:

●	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer and our other executive officers;
●	overseeing an evaluation of our senior executives;
●	overseeing and administering our cash and equity incentive plans;
●	reviewing and making recommendations to our board of directors with respect to director compensation;

●	approving, or recommending for approval by our board of directors, the implementation or revision of any compensation recovery or “clawback” policies, and overseeing the administration of such policies;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
●	preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The compensation committee held six meetings during fiscal 2023.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Blumenkranz, Mr. Koven and Mr. Rosen. Dr. Blumenkranz is the chair of the nominating and corporate governance committee. Prior to the reconstitution of our nominating and corporate governance committee in June 2023, the members of our nominating and corporate governance committee were Dr. Farid, Mr. Paull, Mr. Myers and Mr. Koven, and Mr. Paull served as the chair of the nominating and corporate governance committee. Dr. Farid was appointed to our nominating and corporate governance committee in October 2022. Our nominating and corporate governance committee’s responsibilities include:

●	recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
●	reviewing and making recommendations to our board with respect to our board leadership structure;
●	reviewing and making recommendations to our board with respect to management succession planning;
●	developing and recommending to our board of directors corporate governance principles; and
●	overseeing an annual evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The nominating and corporate governance committee held three meetings during fiscal 2023.

Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and our board of directors.

Criteria and Diversity

In considering whether to recommend to our board of directors any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, including candidates recommended by stockholders, the nominating and corporate governance committee of our board of directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest.

The director biographies on pages 11 to 14 of this proxy statement indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude that he or she should continue to serve as a director. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the nominating and corporate governance committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. While the nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors, the committee deems diversity an important criteria to consider in evaluating future nominees and directors.

Stockholder Nominations

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to KALA BIO, Inc., Attention: Nominating and Corporate Governance Committee, 1167 Massachusetts Avenue, Arlington, Massachusetts 02476. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading “Other Matters – Stockholder Proposals for our 2025 Annual Meeting of Stockholders”, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Other Matters-Stockholder Proposals for our 2025 Annual Meeting of Stockholders.”

Bankruptcies

Mr. Koven was, until his retirement on January 30, 2019, the President and Chief Business Officer of Aralez and served in that role with the company’s predecessor, Pozen, commencing on June 1, 2015. On August 10, 2018, Aralez and its affiliates each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of management. Our board of directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions and divestitures, capital allocation, organizational structure and certain operational risks. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Such oversight by our audit committee includes direct communication with our independent registered public accounting firm. Our audit committee also provides director oversight over cybersecurity risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices and assesses whether any of our compensation policies or practices has the potential to encourage excess risk-taking. Oversight by the compensation committee includes direct communication with our independent compensation consultants. Our nominating and corporate governance committee oversees risk management activities relating to the composition of our board of directors and committees and management succession planning.

Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks. In addition, members of our senior management team regularly attend our board meetings and are available to address any questions or concerns raised by the board on major risk exposures, the potential impact of such risks, risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the code is available on the “Investors-Corporate Governance” section of our website, which is located at www.kalarx.com. Our board of directors is responsible for overseeing the code of business conduct and ethics and must approve any waivers of the code for directors, officers and employees. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel or, if none, to our chief financial officer, or individual performing a similar function. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us of, the transaction; and

●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●	interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
●	a transaction that is specifically contemplated by provisions of our certificate of incorporation or by-laws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

With respect to related person transactions, it is the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

Related Person Transactions

In addition to the compensation arrangements with directors and executive officers described elsewhere in this proxy statement, since January 1, 2022, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, and affiliates of our directors, executive officers and holders of more than 5% of our voting securities. These transactions were approved in accordance with our Related Person Transaction Policy to the extent required, and we believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Private Placements

2022 Private Placement

On November 28, 2022, we entered into a securities purchase agreement, or the Series E Purchase Agreement, with 667, L.P. and Bakers Brothers Life Sciences, L.P., or the Purchasers, pursuant to which we agreed to issue and sell, in a private placement priced at-the-market under Nasdaq rules, shares of our common stock and shares of our Series E Convertible Non-Redeemable Preferred Stock, or the Series E Preferred Stock, in two tranches for aggregate gross proceeds of up to $31.0 million, which we refer to collectively as the 2022 Private Placement. At the first closing of the 2022 Private Placement on December 1, 2022, we issued and sold to the Purchasers (i) 76,813 shares of common stock, at a price per share equal to $5.75 and (ii) 9,666 shares of Series E Preferred Stock, at a price per share equal to $575.00, for aggregate gross proceeds of approximately $6.0 million. On December 27, 2022, following the certification by our Chief Executive Officer that the U.S. Food and Drug Administration accepted our investigational new drug application for KPI-012, we issued and sold to the Purchasers at a second closing of the 2022 Private Placement a total of 43,478 shares of Series E Preferred Stock, at a price per share equal to $575.00, for aggregate gross proceeds of approximately $25.0 million.

The Purchasers have certain participation rights under the Series E Purchase Agreement. If at any time during the four-year period following the date of the first tranche closing of the 2022 Private Placement, or the Participation Period, we propose to offer and sell new equity securities in an offering that is conducted pursuant to an exemption from registration under the Securities Act of 1933, as amended, or the Securities Act, or in an offering that is registered under the Securities Act that is not conducted as a firm-commitment underwritten offering, then, subject to compliance with securities laws and regulations, we have agreed to offer each Purchaser the right to purchase its pro rata share of the total amount of the new equity securities, subject to certain conditions and limitations. In addition, if during the Participation Period, we propose to offer and sell new equity securities in a firm-commitment underwritten offering registered under the Securities Act, then subject to compliance with securities laws and regulations, we have agreed to use our commercially reasonable efforts to cause the managing underwriters of such offering to contact the Purchasers about potentially participating in such offering and to provide to each Purchaser the opportunity to purchase its pro rata share of such new equity securities, subject to certain conditions and limitations. The participation rights will terminate if the Purchasers are offered the opportunity to participate in an offering pursuant to the participation rights and do not purchase at least 50% of their aggregate pro rata share of the new equity securities offered for sale in such offering.

Under the Series E Purchase Agreement, the Purchasers also have the right to have up to two non-voting observers attend and participate in all Board and committee meetings and, subject to the Purchasers owning directly specified minimum amounts of our common stock, the right to have the Board nominate and recommend for election by the stockholders up to three Purchaser designees to the Board (one designee at 9.9%, two designees at 15.0% and three designees at 25.0%) designated by the Purchasers, provided that at such time as the Purchasers have designated three Board designees, at least one such designee must qualify as an “independent” director under Nasdaq rules and be acceptable to the members of the Board who are not Purchaser designees.

The Purchasers’ participation rights, observer rights and Board designation rights also will terminate at such time as the Purchasers and their affiliates cease to own, in the aggregate, specified minimum amounts of the shares purchased in the 2022 Private Placement.

We also agreed that we will not without the prior approval of the requisite Purchasers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series E Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

2023 Private Placement

On December 21, 2023, we entered into a securities purchase agreement with the Purchasers, pursuant to which we issued and sold to the Purchasers, in a private placement priced at-the-market under Nasdaq rules, 2,928 shares of our Series F Convertible Non-Redeemable Preferred Stock, or the Series F Preferred Stock, at a price per share equal to $683.00 for aggregate gross proceeds of approximately $2.0 million, which we refer to collectively as the 2023 Private Placement.

We agreed that we will not without the prior approval of the requisite Purchasers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series F Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

2024 Private Placement

On March 25, 2024, we entered into a securities purchase agreement with the Purchasers, pursuant to which we issued and sold to the Purchasers, in a private placement priced at-the-market under Nasdaq rules, 10,901 shares of our Series G Convertible Non-Redeemable Preferred Stock, or the Series G Preferred Stock, at a price per share equal to $788.90 for aggregate gross proceeds of approximately $8.6 million, which we refer to collectively as the 2024 Private Placement, and together with the 2022 Private Placement and 2023 Private Placement, as the Private Placements.

We agreed that we will not without the prior approval of the requisite Purchasers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series G Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

Option Exchange Program

In May 2023, we commenced a one-time stock option exchange program, or Option Exchange Program, under which our eligible executive officers, other employees and non-employee directors exchanged outstanding options to purchase shares of our common stock held by them for an equal number of restricted stock units that are subject to vesting conditions. For more information about the Option Exchange Program and the participation by our named executive officers and non-employee directors in such Option Exchange Program, see sections entitled “—Narrative Disclosure to Summary Compensation Table-Option Exchange Program”, “— Narrative Disclosure to Director Compensation Table — Director Compensation Policy” and “— Narrative Disclosure to Director Compensation Table — Additional Equity Awards to Non-Employee Directors”.

Modification of Equity Awards

Mr. Paull, our former director who did not stand for re-election in June 2023, did not participate in the Option Exchange Program. In August 2023, our board of directors approved the extension of the exercise period of his vested options for 1,738 shares of common stock to June 22, 2025.

Combangio Acquisition

On November 15, 2021, we and our newly formed, direct wholly owned subsidiary, Ceres Merger Sub, Inc., or the Merger Subsidiary, entered into an Agreement and Plan of Merger, or the Merger Agreement, with Combangio and Fortis Advisors LLC, solely in its capacity as Combangio Equityholder Representative in connection with the Merger Agreement, pursuant to which on November 15, 2021, the Merger Subsidiary merged with and into Combangio with Combangio surviving such merger and becoming a direct wholly owned subsidiary of ours, or the Combangio Acquisition. In connection with the closing of the Combangio Acquisition, we made an upfront payment of an aggregate of $5.0 million in cash to former Combangio equityholders, subject to customary adjustments, and agreed to issue an aggregate of 155,664 shares of our common stock to the Combangio equityholders with an aggregate value of approximately $16.1 million, consisting of (i) an aggregate of 136,314 shares of common stock which were issued on January 3, 2022, or the Initial Shares, and (ii) an aggregate of 19,350 shares of common stock that were held back as partial security for the satisfaction of indemnification obligations and other payment obligations of the former Combangio equityholders and that were issued on March 10, 2023, or the Holdback Shares. The Combangio equityholders included Dr. Blumenkranz, Mr. Kharabi, Lagunita Biosciences, LLC, of which Dr. Blumenkranz is a managing member and Mr. Kharabi is the Chief Operating Officer, and Garland Investments, L.P., of which Dr. Blumenkranz is a managing member.

In connection with the closing of the Combangio Acquisition, we appointed Dr. Blumenkranz, a then-member of the board of directors of Combangio, to our board of directors, and we appointed Mr. Kharabi, the then-President and Chief Executive Officer of Combangio, as our Chief Business Officer.

The following table sets forth the consideration paid by us to Dr. Blumenkranz, Mr. Kharabi, Lagunita Biosciences, LLC and Garland Investments, L.P. pursuant to the Merger Agreement.

	Cash	Initial Shares		Holdback Shares
	Consideration	Issued on		Issued on
Name	at Closing	January 3, 2022		March 10, 2023
Mark S. Blumenkranz	$29,675	2,783	(1)	371	(1)
Darius Kharabi	$437,703	4,620	(2)	1,285	(2)
Lagunita Biosciences, LLC (3)	$967,638	90,721	(4)	12,099	(4)
Garland Investments, L.P.	$7,329	688	(5)	91	(5)

(1)	In exchange for 2,618,875 shares of Combangio’s common stock.
(2)	In exchange for 323,415 shares of Combangio’s common stock and for an option to purchase 8,754,216 shares of Combangio’s common stock.
(3)	Upon the issuance of the Initial Shares, Lagunita Biosciences, LLC became a holder of more than 5% of our outstanding voting securities.
(4)	In exchange for 85,395,439 shares of Combangio’s common stock.
(5)	In exchange for 646,830 shares of Combangio’s common stock.

In addition, as a result of the dosing of the first patient in our CHASE Phase 2b clinical trial of KPI-012 for the treatment of persistent corneal epithelial defect in the United States in February 2023, or the Dosing Milestone, we paid to the former Combangio equityholders on March 10, 2023 an aggregate of $2.5 million in cash and $2.4 million in shares of our common stock (representing an aggregate of 105,038 shares of our common stock). We paid in cash the remaining amount of $0.1 million due in connection with the Dosing Milestone to the former Combangio equityholders in January 2024.

The following table sets forth the consideration paid by us as a result of the achievement of the Dosing Milestone to Dr. Blumenkranz, Mr. Kharabi, Lagunita Biosciences, LLC and Garland Investments, L.P. pursuant to the Merger Agreement.

	Cash Consideration		Cash Consideration
	Paid in	Shares Issued in	Paid in
Name	March 2023	March 2023	January 2024
Mark S. Blumenkranz	$44,529	2,013	$2,703
Darius Kharabi	$154,347	6,977	$9,368
Lagunita Biosciences, LLC	$1,451,980	65,634	$88,125
Garland Investments, L.P.	$10,998	497	$668

In addition to the foregoing consideration, former equityholders of Combangio are entitled to receive from us contingent consideration in the form of cash upon the achievement of various milestones in the future.

Registration Rights

We are a party to a registration rights agreement, as amended, with Mr. Iwicki. This registration rights agreement, as amended, provides Mr. Iwicki the right, subject to certain conditions, beginning after January 16, 2018, to request that his shares be covered by a registration statement that we are otherwise filing.

We are a party to a registration rights agreement with the Purchasers in our Private Placements, who are beneficial owners of more than 5% of our common stock. This registration rights agreement provides the Purchasers with certain resale registration rights with respect to the shares of common stock issued in the 2022 Private Placement, the shares of common stock issued or issuable upon conversion of the Series E Preferred Stock issued in the 2022 Private Placement, the shares of common stock issued or issuable upon conversion of the Series F Preferred Stock issued in the 2023 Private Placement, the shares of common stock issuable upon conversion of the Series G Preferred Stock issued in the 2024 Private Placement, and any other shares of our common stock held by the Purchasers. On March 3, 2023, we filed a registration statement on Form S-3 relating to the resale of the shares of common stock issued in the 2022 Private Placement and the shares of common stock issued or issuable upon conversion of the Series E Preferred Stock issued in the 2022 Private Placement. The registration statement was declared effective on March 14, 2023.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and officers.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

Certain information regarding our executive officers as of April 1, 2024 is set forth below.

Name	Age	Position
Mark Iwicki	57	Chief Executive Officer and Chair of the Board
Todd Bazemore	53	President and Chief Operating Officer
Kim Brazzell, Ph.D.	71	Head of Research and Development and Chief Medical Officer
Darius Kharabi	45	Chief Business Officer
Mary Reumuth, C.P.A.	49	Chief Financial Officer and Treasurer

Mark Iwicki is our Chief Executive Officer and Chair of our board of directors. Please see “Board of Directors and Corporate Governance - Election of Directors” above for biographical information regarding Mr. Iwicki.

Todd Bazemore has served as our President since December 2021 and as our Chief Operating Officer since November 2017. Previously, he served as Executive Vice President and Chief Operating Officer of Santhera Pharmaceuticals (USA) Inc., or Santhera, a pharmaceutical company and subsidiary of Santhera Pharmaceuticals Holdings AG, from September 2016 until November 2017. Prior to joining Santhera, Mr. Bazemore served as Executive Vice President and Chief Commercial Officer of Dyax Corp., or Dyax, a biopharmaceutical company focused on orphan diseases, between April 2014 and January 2016, when Dyax was acquired by Shire plc. At Dyax, Mr. Bazemore oversaw all aspects of Dyax’s commercial department including sales, marketing, commercial analytics, market access and patient services. Between April 2012 and September 2013, he served as Vice President, Managed Markets at Sunovion Pharmaceuticals, Inc., or Sunovion (a subsidiary of Dainippon Sumitomo Pharma Co. Ltd.), a global biopharmaceutical company focused on serious medical conditions. Prior to that, Mr. Bazemore held several roles of increasing responsibility at Sunovion, including Vice President of Sales and Vice President of Respiratory Business Unit. Since October 2020, Mr. Bazemore has served on the board of directors of Pulmatrix Inc., a clinical stage publicly traded biopharmaceutical company. He received his Bachelor of Science from the University of Massachusetts, Lowell.

Kim Brazzell, Ph.D. has served as our Chief Medical Officer since February 2013 and as our Head of Research and Development since December 2021. Dr. Brazzell served as Chief Medical Officer of Mimetogen Pharmaceuticals, Inc., or Mimetogen, a clinical stage biotechnology company, from January 2012 until December 2015 and has served on the board of directors of Mimetogen since January 2024. Dr. Brazzell also held several executive positions at Inspire Pharmaceuticals, Inc., or Inspire, a specialty pharmaceutical company focusing on ophthalmic and respiratory products, including Executive Vice President of Medical and Scientific Affairs from 2010 to 2011, Executive Vice President and Head of Ophthalmology Business from 2009 to 2010, and Senior Vice President of Ophthalmic Research and Development from 2004 to 2008. Prior to joining Inspire, Dr. Brazzell served as Global Head of Clinical R&D and Senior Vice President, U.S. R&D, of Novartis Ophthalmics AG from 2000 to 2004. Dr. Brazzell also served as Vice President, R&D at Ciba Vision Ophthalmics, Inc. and as Associate Director, R&D, at Alcon Laboratories, Inc. Dr. Brazzell received a B.S. in Pharmacy and a Ph.D. in Pharmaceutical Sciences from the University of Kentucky.

Darius Kharabi has served as our Chief Business Officer since November 2021. From August 2018 to November 2021, Mr. Kharabi was co-founder and Chief Executive Officer of Combangio Inc., a clinical stage ophthalmology mesenchymal stem cell secretome company that we acquired in November 2021. He is the co-founder of Lagunita Biosciences, LLC, an early-stage medical investment company. Since 2015, Mr. Kharabi has served as the Chief Operating Officer of Lagunita Biosciences, LLC. From October 2015 to August 2018 he helped create and manage multiple Lagunita portfolio life-science companies, including xCella Biosciences, acquired by Ligand, Kedalion Therapeutics, acquired by Novartis AG, and Combangio. From October 2015 through August 2019 he served as the Chief Operating Officer of xCella Biosciences and from October 2015 through November 2017 he served as the President of Kedalion. Prior to Lagunita, he served as Vice President, Corporate Development and International Sales at OrthAlign, a commercial stage orthopedic surgery navigation company, where his responsibilities included the launch of the KneeAlign® total knee arthroplasty navigation product line in the United States and global markets. Mr. Kharabi started his career as a biotechnology licensing attorney at Wilson, Sonsini, Goodrich & Rosati, PC. He received his B.S. in Biochemistry from Georgetown University and his J.D. and M.B.A. degrees from Stanford University.

Mary Reumuth, C.P.A. has served as our Chief Financial Officer since July 2017, Senior Vice President, Finance from February 2017 to July 2017, our Vice President, Finance from December 2014 to February 2017, our Senior Director, Finance from February 2014 to December 2014, our Corporate Controller from February 2014 to July 2017 and as our Treasurer since February 2014. Prior to joining us, Ms. Reumuth acted as an independent financial consultant from November 2012 to January 2014 and, prior to that, served as Corporate Controller for Enobia Pharma Corp., or Enobia, a global biopharmaceutical company acquired by Alexion Pharmaceuticals, Inc., from May 2011 to June 2012. Prior to Enobia, Ms. Reumuth served as Director of Finance at Verenium Corporation, or Verenium, a biotechnology company, from December 2007 to March 2011. From 2001 to 2007, Ms. Reumuth held a variety of finance and accounting positions at Genzyme Corporation, or Genzyme, (now a Sanofi Company), and ILEX Oncology, Inc., or ILEX (acquired by Genzyme). Prior to ILEX, Ms. Reumuth was an auditor at Ernst & Young LLP. Since April 2022, Ms. Reumuth has served on the board of directors of Olink Holding AB, a publicly traded company. Ms. Reumuth earned her Bachelor’s degree in Business Administration from Texas A&M University-Corpus Christi, and is a Certified Public Accountant.

Executive Compensation

The following discussion relates to the compensation of our Chief Executive Officer, Mark Iwicki, our President and Chief Operating Officer, Todd Bazemore, and our Head of Research and Development and Chief Medical Officer, Kim Brazzell, Ph.D. for the periods presented. These three individuals are collectively referred to in this proxy statement as our named executive officers. Each year, our compensation committee and board of directors review and determine the compensation of our named executive officers.

Executive and Director Compensation Processes

Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program. In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.

From 2018 to 2022, our compensation committee retained Aon’s Human Capital Solutions practice, a division of Aon plc (formerly Radford), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive and director compensation programs generally. In January 2023, our compensation committee retained Pearl Meyer & Partners, LLC, or Pearl Meyer, as our independent compensation consultant for 2023 year-end compensation matters. Pearl Meyer has also been retained as our independent compensation consultant for 2024 compensation matters. Although our compensation committee considers the advice and guidelines of Pearl Meyer, our compensation committee ultimately makes its own decisions about these matters and recommendations to our board about these matters.

During the fiscal year ended December 31, 2023, the compensation committee directly engaged Pearl Meyer to advise on the Option Exchange Program that was approved at a special meeting of our stockholders in April 2023, to advise on our Amended and Restated 2017 Equity Incentive Plan that was approved at our annual meeting of stockholders in June 2023 and to advise on our executive and director compensation programs generally. Pearl Meyer ultimately developed recommendations that were reviewed by the compensation committee. Our Option Exchange Program is more fully described below in the section entitled “— Narrative Disclosure to Summary Compensation Table —Option Exchange Program.”

In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs, our director compensation programs and to conduct further competitive industry benchmarking against a peer group of publicly traded companies.

The compensation committee reviewed information regarding the independence and potential conflicts of interest of Pearl Meyer, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Pearl Meyer did not raise any conflict of interest.

Under its charter, the compensation committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During fiscal year 2023, the compensation committee did not form or delegate authority to such subcommittees. In addition, under its charter, the compensation committee may delegate to one or more executive officers the power to grant options, restricted stock units, or RSUs, or other stock awards pursuant to our Amended and Restated 2017 Equity Incentive Plan to employees who are not directors or executive officers. During fiscal year 2023, the compensation committee delegated authority to our Chief Executive Officer to grant certain RSUs to non-executive employees with respect to annual equity awards.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the periods presented.

				Stock	Option	All other
Name and Principal		Salary	Bonus	Awards	Awards	compensation	Total
Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)
Mark Iwicki	2023	709,394	297,945	4,615,426	2,713,852	6,097	8,342,714
Chief Executive Officer	2022	682,110	409,266	—	770,803	6,120	1,868,299

Todd Bazemore	2023	535,600	187,460	1,378,219	831,857	10,520	2,943,656
President and Chief Operating Officer	2022	515,000	257,500	—	242,777	10,540	1,025,817

Kim Brazzell, Ph.D.	2023	520,000	163,800	1,370,495	843,093	25,685	2,923,073
Head of Research and Development and Chief Medical Officer	2022	500,000	225,000	—	242,777	25,912	993,689

(1)	The amounts reported in the “Bonus” column reflect discretionary annual cash bonuses earned by our named executive officers for their performance in the years ended December 31, 2023 and 2022.
(2)	The amounts reported in the “Stock Awards” column reflect (i) the aggregate grant date fair value of RSUs granted during 2023, and (ii) the incremental fair value, computed as of the Option Exchange Date (as defined below), of RSUs granted upon exchange of options pursuant to the Option Exchange Program, each computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. For the assumptions underlying the valuation of such RSUs, see Note 2 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024. For additional information regarding the Option Exchange Program and specific terms of the RSUs granted to our named executive officers pursuant to the Option Exchange Program, see “— Narrative Disclosure to Summary Compensation Table — Option Exchange Program” and “— Outstanding Equity Awards at December 31, 2023” below.
(3)	The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of stock options (which for 2023, have time-based vesting conditions and for 2022, had time- and/or performance-based vesting conditions) awarded during the periods presented, computed in accordance with the provisions of FASB ASC Topic 718 using a Black-Scholes option pricing model. For performance-based stock options included in the “Option Awards” column for 2022, the amounts in the table reflect the grant date fair value of such awards based on the probable outcome of the performance conditions at the end of 2022 which represented $82,138, $31,291 and $31,291 for Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Assuming that the highest level of performance conditions were achieved, the value of the performance-based options at grant date for Mr. Iwicki, Mr. Bazemore and Dr. Brazzell would have been $246,414, $93,872 and $93,872, respectively. All of the option awards granted to the named executive officers in 2022 were cancelled and exchanged for replacement RSUs in the Option Exchange. The Company utilizes the Black-Scholes option-pricing model to estimate the fair value of stock option grants and to determine the related compensation expense. For the assumptions underlying the valuation of the stock option grants, see Note 14 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024.
(4)	The following table describes the elements that are represented in the “All Other Compensation” column above:

			Company-Paid Life
		401(k) Savings Plan	and Disability
Name	Year	Company Match	Insurance Premiums
Mark Iwicki	2023	$—	$6,097
	2022	$—	$6,120

Todd Bazemore	2023	$6,100	$4,420
	2022	$6,100	$4,440

Kim Brazzell, Ph.D.	2023	$6,100	$19,585
	2022	$6,100	$19,812

Narrative Disclosure to Summary Compensation Table

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Mr. Iwicki’s, Mr. Bazemore’s and Dr. Brazzell’s annual base salaries were $709,394, $535,600 and $520,000, respectively, for 2023 and for 2024.

Annual Bonus. Performance-based bonuses, which are calculated as a percentage of base salary, are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives. Historically, our board of directors or our compensation committee has approved discretionary annual cash bonuses to our named executive officers with respect to their prior year performance.

With respect to 2023 performance, our compensation committee awarded bonuses of $297,945, $187,460 and $163,800 to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively, which represented payments at 70% of each individual’s target bonus opportunity (which target bonus opportunities, expressed as a percentage of 2023 annual base salary, were 60%, 50% and 45%, respectively). Mr. Iwicki’s individual performance-based target bonus amount for 2024, expressed as a percentage of his 2024 base salary, is 60%. Mr. Bazemore’s individual performance-based target bonus amount for 2024, expressed as a percentage of his 2024 base salary, is 50%. Dr. Brazzell’s individual performance-based target bonus amount for 2024, expressed as a percentage of his 2024 base salary, is 45%.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with time-based or performance-based vesting features promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee annually reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options and/or RSUs with time-based and/or performance-based vesting conditions.

In January 2023, we granted RSUs with respect to 41,700, 12,800, and 12,800 shares of our common stock to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Such awards vest as to 1/3 of the shares on each of January 4, 2024, January 4, 2025 and January 4, 2026, subject to continued service.

In May 2023, we commenced a one-time stock option exchange program, or the Option Exchange Program, under which our eligible executive officers, other employees and non-employee directors were given the opportunity to exchange outstanding options to purchase shares of our common stock held by them for an equal number of RSUs that are subject to vesting conditions. The Option Exchange Program expired on May 30, 2023. Pursuant to the terms of the Option Exchange Program, we accepted for exchange options to purchase a total of 182,251 shares of our common stock from 36 eligible holders, including our named executive officers. All surrendered options were cancelled effective as of the expiration of the Option Exchange Program, and immediately thereafter on May 31, 2023, or the Option Exchange Date, in exchange therefor, we granted a total of 182,251 replacement RSUs pursuant to the terms of the Option Exchange Program and under the 2017 Plan. For options that were vested when surrendered, the replacement RSUs vest over two years, with 50% of the replacement RSUs vesting on the first anniversary of the Option Exchange Date, and 50% vesting on the second anniversary of the Option Exchange Date. Unvested options that were surrendered for replacement RSUs are subject to a revised vesting schedule whereby no such replacement RSUs will vest until the second anniversary of the Option Exchange Date, at which time (i) a number of replacement RSUs will vest that are equal to the surrendered unvested option that would have vested during such two-year period following the Option Exchange Date and (ii) the remaining replacement RSUs will vest on the original vesting schedule of the unvested option that was surrendered, provided that the applicable vesting schedule will vest in annual installments rather than monthly installments.

Our named executive officers surrendered all of their then-outstanding options in exchange for replacement RSUs in the Option Exchange Program, as follows:

	Number of	Number of
	Options	Replacement
Name	Surrendered	RSUs Granted*
Mark Iwicki	56,873 (Vested)	56,873
	14,842 (Unvested)	14,842

Todd Bazemore	16,011 (Vested)	16,011
	5,147 (Unvested)	5,147

Kim Brazzell, Ph.D.	13,130 (Vested)	13,130
	4,786 (Unvested)	4,786

*For more information on the vesting schedule of these replacement RSUs, see “— Outstanding Equity Awards at December 31, 2023.”

In June 2023, we granted RSUs with respect to 158,873, 48,698, and 49,356 shares of our common stock to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Such awards vest as to 1/3 of the shares on each of June 22, 2024, June 22, 2025 and June 22, 2026, subject to continued service. In June 2023, we also granted options to purchase 211,831, 64,931 and 65,808 shares of our common stock to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Such options vest as to 25% of the shares underlying the option on June 22, 2024, and 1/48th of the shares vesting monthly thereafter, subject to continued service.

In January 2024, we granted options to purchase 64,500, 29,300 and 29,300 shares of our common stock to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Such options vest as to 1/48th of the shares underlying the option at the end of each successive one-month period over a four-year period following January 4, 2024, subject to continued

service. In January 2024, we granted RSUs with respect to 14,300, 6,500 and 6,500 shares of our common stock to Mr. Iwicki, Mr. Bazemore and Dr. Brazzell, respectively. Such awards vest as to 1/3 of the shares on each of January 4, 2025, January 4, 2026 and January 4, 2027, subject to continued service.

Prior to our initial public offering, or IPO, our executives were eligible to participate in our 2009 Employee, Director and Consultant Equity Incentive Plan, as amended to date, or the 2009 Plan. Following the closing of our IPO, our employees and executives are eligible to receive stock options and other stock-based awards pursuant to the Amended and Restated 2017 Equity Incentive Plan. For a description of our 2009 Plan and our Amended and Restated 2017 Equity Incentive Plan, see “— Stock Option and Other Compensation Plans”.

Historically, we have used stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at various times, often but not necessarily annually. The award of stock options to our executive officers, including our Chief Executive Officer, generally have been and going forward are expected to be made by our board of directors. Such options have been granted with time-based and/or performance-based vesting conditions. Vesting and exercise rights cease shortly after termination of employment except in the case of death or disability and, in certain circumstances, including, upon a change in control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents. In addition, prior to our IPO, we have granted stock options with exercise prices equal to the fair market value of our common stock on the date of grant as determined by our board of directors or compensation committee, based on a number of objective and subjective factors. The exercise price of all stock options granted after our IPO has been and will be equal to the fair market value of shares of our common stock on the date of grant, which will be determined by reference to the closing market price of our common stock on The Nasdaq Capital Market on the date of grant.

At times, we have also used RSUs to compensate our executive officers, including in connection with our Option Exchange Program. We have granted RSUs to our executive officers with time-based and/or performance-based vesting conditions. RSUs with performance-based vesting conditions were all fully vested as of December 31, 2022. Prior to settlement of the RSUs, the holder has no rights as a stockholder with respect to the shares subject to such RSUs, including no voting rights and no right to receive dividends or dividend equivalents.

None of our executive officers is currently party to an employment agreement that provides for guaranteed equity awards.

Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding all outstanding equity awards held by each of our named executive officers as of December 31, 2023.

	Option Awards						Stock Awards

				Equity
				Incentive
				Plan Awards:			Number		Market
	Number of	Number of		Number of			of Shares		Value
	Securities	Securities		Securities			or Units		of Shares
	Underlying	Underlying		Underlying			of Stock		or Units of
	Unexercised	Unexercised		Unexercised	Option	Option	That		Stock That
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Have Not		Have Not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)(1)
Mark Iwicki	—	—		—	—	—	507	(2)	3,549
	—	—		—	—	—	56,873	(3)	398,111
	—	—		—	—	—	14,842	(4)	103,894
	—	—		—	—	—	41,700	(5)	291,900
	—	—		—	—	—	158,873	(6)	1,112,111
	—	211,831	(7)	—	14.56	06/21/2033	—		—
Todd Bazemore	—	—		—	—	—	184	(2)	1,288
	—	—		—	—	—	16,011	(3)	112,077
	—	—		—	—	—	5,147	(8)	36,029
	—	—		—	—	—	12,800	(5)	89,600
	—	—		—	—	—	48,698	(6)	340,886
	—	64,931	(7)	—	14.56	06/21/2033	—		—
Kim Brazzell, Ph.D.	—	—		—	—	—	184	(2)	1,288
	—	—		—	—	—	13,130	(3)	91,910
	—	—		—	—	—	4,786	(4)	33,502
	—	—		—	—	—	12,800	(5)	89,600
	—	—		—	—	—	49,356	(6)	345,492
	—	65,808	(7)	—	14.56	06/21/2033	—		—

(1)	Amounts shown are based on a price of $7.00 per share, which was the closing price of our common stock as reported on The Nasdaq Capital Market on December 29, 2023, the last trading day of the year.
(2)	The RSUs vested as to all remaining shares on January 4, 2024.
(3)	Represents replacement RSUs granted pursuant to the Option Exchange Program, which vest over two years, with 50% of such RSUs vesting on May 31, 2024 and 50% of such RSUs vesting on May 31, 2025, subject to continued service.
(4)	Represents replacement RSUs granted pursuant to the Option Exchange Program, which vest over three years, with 83% of such RSUs vesting on May 31, 2025 and 17% of such RSUs vesting on May 31, 2026, subject to continued service.
(5)	The RSUs vest as to 1/3 of the shares on each of January 4, 2024, January 4, 2025 and January 4, 2026, subject to continued service.
(6)	The RSUs vest as to 1/3 of the shares on each of June 22, 2024, June 22, 2025 and June 22, 2026, subject to continued service.
(7)	The option vests over four years, with 25% of the shares underlying the option vesting on June 22, 2024 and 2.0833% of the shares vesting monthly thereafter, subject to continued service.
(8)	Represents replacement RSUs granted pursuant to the Option Exchange Program, which vest over three years, with 85% of such RSUs vesting on May 31, 2025 and 15% of such RSUs vesting on May 31, 2026, subject to continued service.

Employment Agreements with Named Executive Officers

Letter Agreement with Mr. Iwicki

Mr. Iwicki was appointed as our Chief Executive Officer and Chair of our board of directors pursuant to a letter agreement with us dated September 10, 2015, which amended and restated a prior letter agreement. Mr. Iwicki is an at-will employee, and his employment with us can be terminated by him or us at any time and for any reason.

Mr. Iwicki’s base salary is subject to annual review and adjustment by our compensation committee. Mr. Iwicki’s annual base salary was $709,394, effective January 1, 2024. In addition, Mr. Iwicki is eligible to receive a discretionary bonus in a target amount of 60% of his annual base salary, as determined by our board of directors in its sole discretion.

On March 11, 2019, Mr. Iwicki’s employment letter agreement was amended to revise the severance benefits he is entitled to receive upon termination in connection with the following events. Subject to his execution and nonrevocation of a release of claims in our favor, in the event of the termination of Mr. Iwicki’s employment by us without cause or by him for good reason, each as defined in his employment letter agreement, and such termination is not within the twenty-four month period following a change of control, as defined in his employment letter agreement, Mr. Iwicki will be entitled to a lump sum payment in an amount equal to (i) twenty-four months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) an amount equal to 200% of his target bonus attributable to the year of termination and (iv) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives. In addition, Mr. Iwicki will be entitled to twenty-four months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for the twenty-four month period.

Further, in the event of the termination of Mr. Iwicki’s employment by us without cause or by him for good reason within the twenty-four month period following a change of control, Mr. Iwicki will be entitled to a lump sum payment in an amount equal to (i) thirty months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives and (iv) 250% of the greater of (A) the average bonus Mr. Iwicki received during the two years prior to termination or resignation, or (B) the target bonus for the year of termination or resignation. In addition, Mr. Iwicki will be entitled thirty months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for thirty months.

In addition, in the event we terminate his employment or other service relationship with us without cause, he terminates his employment or other service relationship with us for good reason, or his employment or other service relationship with us terminates by reason of his death or disability, Mr. Iwicki is entitled to the automatic vesting and exercisability of any unvested options that would have vested if Mr. Iwicki’s employment or other service relationship with us had continued for twenty-four months following such termination. In addition, provided Mr. Iwicki is an employee, member of our board of directors or is otherwise providing services to us at the time of a change of control, as defined in the letter agreement, or in the event of the termination of Mr. Iwicki’s employment by us without cause or by him for good reason in contemplation of a change of control, as defined in the letter agreement, Mr. Iwicki’s time-based equity awards will vest in full upon consummation of such change in control. Options granted to Mr. Iwicki will be exercisable for up to eighteen months following the termination of his employment or other relationship with us other than a termination for cause. Mr. Iwicki also is entitled to piggyback registration rights with respect to options granted pursuant to his employment letter agreement.

In addition, in the event we terminate his employment without cause or he terminates his employment for good reason within the twenty-four month period following a change of control, Mr. Iwicki is entitled to the automatic vesting and exercisability of any options and other equity awards granted to him following a change of control that vest solely based on his continued employment and have not vested.

Letter Agreement with Mr. Bazemore

Mr. Bazemore was appointed as our Chief Operating Officer pursuant to a letter agreement with us dated November 6, 2017 and was appointed as our President commencing December 16, 2021. Mr. Bazemore is an at-will employee, and his employment with us can be terminated by him or us at any time and for any reason.

Mr. Bazemore’s base salary is subject to annual review and adjustment by our compensation committee. Mr. Bazemore’s annual base salary was $535,600, effective January 1, 2024. In addition, Mr. Bazemore is eligible to receive a discretionary bonus in a target amount of 50% of his annual base salary, as determined by our board of directors in its sole discretion.

On March 11, 2019, Mr. Bazemore’s employment letter agreement was amended to revise the severance benefits he is entitled to receive upon termination in connection with the following events. Subject to his execution and nonrevocation of a release of claims in our favor, in the event of the termination of Mr. Bazemore’s employment by us without cause or by him for good reason, each as defined in his employment letter agreement, and such termination is not within the twenty-four month period following a change of control, as defined in his employment letter agreement, Mr. Bazemore will be entitled to a lump sum payment in an amount equal to (i) twelve months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives and (iv) an amount equal to 100% of his target bonus for the year of termination. In addition, Mr. Bazemore is entitled to twelve months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for the twelve-month period.

Further, in the event of the termination of Mr. Bazemore’s employment by us without cause or by him for good reason within the twenty-four month period following a change of control, Mr. Bazemore will be entitled to a lump sum payment in an amount equal to (i) eighteen months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives and (iv) 150% of the greater of (A) the average bonus Mr. Bazemore received during the two years prior to termination or resignation, or (B) the target bonus for the year of termination or resignation. In addition, Mr. Bazemore is entitled to eighteen months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for the eighteen-month period.

In addition, in the event we terminate his employment without cause or he terminates his employment for good reason, Mr. Bazemore is entitled to the automatic vesting and exercisability of any options and other equity awards granted to him that vest solely based on his continued employment that would have vested if his employment had continued for twelve months following such termination, and any performance-based grants with the performance period ending within one year after the termination shall be treated as having satisfied any service requirement with respect thereto and shall vest subject to, and only to the extent of, the satisfaction of the applicable performance goals at the end of the applicable performance period.

In the event we terminate his employment without cause or he terminates his employment for good reason in contemplation of a change of control, as defined in the letter agreement, or within the twenty-four-month period following a change of control, Mr. Bazemore is entitled to the automatic vesting and exercisability of 100% of any options and other equity awards granted to him that vest solely based on his continued employment, and any performance based grants with a performance period ending within one year after the termination will be treated as having satisfied any service requirement with respect such grant, and will vest subject to, and only to the extent of, the satisfaction of the applicable performance goals at the end of the applicable performance period.

Letter Agreement with Dr. Brazzell

Dr. Brazzell was appointed to serve on a full-time basis as our Chief Medical Officer pursuant to a letter agreement with us dated May 10, 2016, which amended and restated a prior letter agreement. Dr. Brazzell is an at-will employee, and his employment with us can be terminated by him or us at any time and for any reason.

Brazzell’s base salary is subject to annual review and adjustment by our compensation committee. Dr. Brazzell’s annual base salary was $520,000, effective January 1, 2024. In addition, Dr. Brazzell is eligible to receive a discretionary bonus in a target amount of 45% of his annual base salary, as determined by our compensation committee in its sole discretion.

On March 11, 2019, Dr. Brazzell’s employment letter agreement was amended to revise the severance benefits he is entitled to receive upon termination in connection with the following events. Subject to his execution and nonrevocation of a release of claims in our favor, in the event of the termination of Dr. Brazzell’s employment by us without cause or by him for good reason, each as defined in his employment letter agreement, and such termination is not within the twenty-four month period following a change of control, as defined in his employment letter agreement, Dr. Brazzell will be entitled to a lump sum payment in an amount equal to (i) twelve months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives and (iv) an amount equal to 100% of his target bonus for the year of termination. In addition, Dr. Brazzell is entitled to twelve months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for the twelve-month period.

Further, in the event of the termination of Dr. Brazzell’s employment by us without cause or by him for good reason within the twenty-four month period following a change of control, Dr. Brazzell will be entitled to a lump sum payment in an amount equal to (i) eighteen months of his then-current annual base salary, (ii) any bonus earned for the year prior to the year of termination that has not yet been paid, (iii) a pro-rated portion of any bonus attributable to the year of termination based upon performance against company but not individual objectives and (iv) 150% of the greater of (A) the average bonus Dr. Brazzell received during the two years prior to termination or resignation, or (B) the target bonus for the year of termination or resignation. In addition, Dr. Brazzell is entitled to eighteen months of COBRA premiums for continued health benefit coverage on the same terms as were applicable to him prior to his termination and outplacement services for the eighteen-month period.

In addition, in the event we terminate his employment without cause or he terminates his employment for good reason, Dr. Brazzell is entitled to the automatic vesting and exercisability of any options and shares granted to him that vest solely based on his continued employment that would have vested if his employment had continued for twelve months following such termination. In the event of a change of control, as defined in his employment letter agreement, during his employment, Dr. Brazzell is entitled to the automatic vesting and exercisability of 100% of any options and restricted shares granted to him that vest solely based on his continued employment, and certain options are exercisable for a period of up to six months following his termination date.

In addition, in the event we terminate his employment without cause or he terminates his employment for good reason within the twenty-four-month period following a change of control, Dr. Brazzell is entitled to the automatic vesting and exercisability of any options and shares granted to him following a change of control that vest solely based on his continued employment and have not vested.

Employee Non-Competition, Non-Solicitation, Confidentiality, and Assignment of Inventions Agreements

Each of our named executive officers has entered into a standard form agreement with respect to non-competition, non-solicitation, confidential information and assignment of inventions. Under this agreement, each executive officer has agreed not to compete with us during his or her employment and for a period of one year after the termination of his or her employment and to protect our confidential and proprietary information indefinitely. Under this agreement, each of Mr. Iwicki and Dr. Brazzell has agreed not to solicit our employees or consultants during his employment and for a period of twelve months after the termination of his employment, and Mr. Bazemore has agreed not to solicit our employees or consultants during his employment and for a period of eighteen months after the termination of his employment, and each executive officer has agreed to protect our confidential and proprietary information indefinitely. In addition, under this agreement, each executive officer has agreed that we own all inventions, as defined in the agreement, that are developed during such executive officer’s employment and for a period of one year after the termination of his or her employment, to the extent such invention is our field of interest, as defined in the agreement. Each executive officer also agreed to assign to us any inventions which were not prepared or originated in the performance of employment but that were provided to us or incorporated into any of our products or systems.

Stock Option and Other Compensation Plans

In this section we describe our 2009 Plan, our Amended and Restated 2017 Equity Incentive Plan and our Amended and Restated 2017 Employee Stock Purchase Plan, or 2017 ESPP. Prior to our IPO, which closed on July 25, 2017, we granted awards to eligible participants under the 2009 Plan. Following the closing of our IPO, we ceased granting awards under the 2009 Plan and started granting awards to eligible participants under the 2017 Plan.

2009 Plan

Our 2009 Plan was adopted by our board of directors and approved by our stockholders on December 11, 2009 and subsequently amended by our board in 2012, 2013, 2014 and 2015. The 2009 Plan provided for the grant of incentive stock options, non-qualified options, shares, restricted or otherwise, of our common stock, and other stock-based awards. We refer to awards granted under our 2009 Plan as stock rights. Our employees, directors and consultants were eligible to receive stock rights under our 2009 Plan; however incentive stock options could only be granted to our employees who are deemed to be residents of the United States.

The type of stock right granted under our 2009 Plan and the terms of such stock right are set forth in the applicable stock right award agreement. Our board of directors (or a committee to which our board delegates its authority) administers the 2009 Plan. Subject to the provisions of the 2009 Plan, our board of directors is authorized to:

●	interpret the provisions of the 2009 Plan and all stock rights and make all rules and determinations that it deems necessary or advisable for the administration of the 2009 Plan;
●	amend any term or condition of an outstanding stock right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting or extend the expiration date, provided that no such change will impair a participant’s rights under any prior grant unless we obtain the participant’s consent;
●	purchase and/or cancel a stock right previously granted and grant other stock rights in substitution, which may cover the same or a different number of shares and which may have a lower or higher exercise or purchase price per share, based on such terms and conditions as the board of directors establishes and the participant accepts; and
●	adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate to facilitate the 2009 Plan or to comply with or take advantage of any tax or other laws applicable to us, any of our affiliates, or to participants, which sub-plans may include additional restrictions or conditions applicable to stock rights or shares issuable pursuant to a stock right.

Effect of certain changes in capitalization

If our shares of common stock are subdivided or combined into a greater or smaller number of shares, if we issue shares of common stock as a stock dividend, or if we make any distribution of additional, new or different shares or securities of ours or any distribution of non-cash assets with respect to our shares of common stock, then, subject to the terms of the 2009 Plan, our board of directors shall proportionately and appropriately adjust:

●	the number of shares of our common stock deliverable upon the exercise of an option or acceptance of a stock grant;
●	the exercise or purchase price per share; and
●	any other term or condition of a stock right.

Effect of certain corporate transactions

In the event that we are consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of our assets (other than a transaction to merely change the state of incorporation), which we refer to as corporate transactions, our board of directors, or the board of directors of any entity assuming our obligations under the 2009 Plan, must take one of the following actions pursuant to the 2009 Plan as to outstanding options, subject to the terms of the 2009 Plan:

●	provide for the continuation of the outstanding options by equitably substituting for the shares of our common stock then underlying such options either with securities of any successor or acquiring entity or the consideration payable with respect to the outstanding shares of our common stock in connection with the corporate transaction;
●	provide by written notice to the participants that the outstanding options will terminate unless exercised (to the extent then exercisable or made partially or fully exercisable by our board of directors for purposes of the corporate transaction) within a specified period following the date of the notice; or
●	terminate each outstanding option in exchange for a payment equal to the consideration payable upon consummation of the corporate transaction to a holder of the number of shares of our common stock into which such option would have been exercisable (to the extent then exercisable or made partially or fully exercisable by our board of directors for purposes of the corporate transaction), minus the aggregate exercise price of such option.

If there is a corporate transaction, our board of directors, or the board of directors of any entity assuming our obligations under the 2009 Plan, must take one of the following actions pursuant to the 2009 Plan as to outstanding stock grants, restricted or otherwise, subject to the terms of the 2009 plan:

●	provide for the continuation of the outstanding stock grants on the same terms and conditions by equitably substituting for the shares of our common stock then subject to such stock grants either with securities of any successor or acquiring entity or the consideration payable with respect to the outstanding shares of our common stock in connection with the corporate transaction; or
●	provide that each outstanding stock grant will terminate in exchange for a payment equal to the consideration payable upon consummation of the corporate transaction to a holder of the number of shares of our common stock comprising such stock grant (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights or our board of directors waives all forfeiture and repurchase rights upon the corporate transaction).

In taking any of the above actions with respect to stock rights, our board of directors will not be obligated to treat all stock rights, all stock rights held by a participant, or all stock rights of the same type, identically.

As of April 1, 2024, options to purchase 26 shares of common stock were outstanding under the 2009 Plan at a weighted average exercise price of $193.00 per share.

We no longer grant awards under our 2009 Plan; however, awards outstanding under our 2009 Plan continue to be governed by their existing terms.

Amended and Restated 2017 Equity Incentive Plan

Our 2017 Equity Incentive Plan, which became effective on July 19, 2017, was adopted by our board of directors and approved by our stockholders in July 2017, and an amendment to our 2017 Equity Incentive Plan was adopted by our board of directors in April 2020 and approved by our stockholders at the 2020 annual meeting of stockholders. Our Amended and Restated 2017 Equity Incentive Plan, or the 2017 Plan, which became effective on June 22, 2023, was adopted by our board of directors in May 2023 and by our stockholder June 2023, and amends and restates our 2017 Equity Incentive Plan, as amended.

The 2017 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. The number of shares of our common stock reserved for issuance under the 2017 Plan is the sum of: (1) 1,569,136; plus (2) such additional number of shares (up to 70,675) that remained available for grant under the 2009 Plan at the time of our IPO and the number of shares of our common stock subject to outstanding awards under the 2009 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2024 and continuing until, and including, the fiscal year ending December 31, 2033, equal to the lower of (i) 4% of the sum of (I) the number of shares of our common stock outstanding on the first day of such fiscal year and (II) the number of shares of common stock issuable upon any conversion of any outstanding shares of our convertible preferred stock (without giving effect to any restrictions or limitations on conversion) on such date and (ii) an amount determined by our board of directors. The number of shares authorized for issuance under the 2017 Plan further increased, pursuant to the terms of the 2017 Plan, by an additional 327,070 shares, effective as of January 1, 2024.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2017 Plan. Incentive stock options, however, may only be granted to our employees. Subject to certain adjustments, awards with respect to no more than 7,738,761 shares of common stock may be granted in the form of incentive stock options during the term of the 2017 Plan. For a description of the limitations on non-employee director compensation under our 2017 Plan, see “Director Compensation” below.

Pursuant to the terms of the 2017 Plan, our board of directors (or a committee delegated by our board of directors or, subject to certain limitations, officers delegated by our board of directors) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

●	the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
●	the type of options to be granted;
●	the duration of options, which may not be in excess of ten years;
●	the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and
●	the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price (though the measurement price of stock appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years).

If our board of directors delegates authority to an executive officer to grant awards under the 2017 Plan, the executive officer will have the power to make awards to all of our employees, except executive officers. Our board of directors will fix the terms of the awards to be granted by such executive officer, including the exercise price of such awards (which may include a formula by which the exercise price will be determined), and the maximum number of shares subject to awards that such executive officer may make.

Effect of certain changes in capitalization

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock other than an ordinary cash dividend, our board of directors shall equitably adjust:

●	the number and class of securities available under the 2017 Plan and the number of awards that may be granted as incentive stock options;
●	the share counting rules under the 2017 Plan;
●	the number and class of securities and exercise price per share of each outstanding option;
●	the share and per-share provisions and the measurement price of each outstanding stock appreciation right;
●	the number of shares subject to, and the repurchase price per share subject to, each outstanding restricted stock award; and
●	the share and per-share related provisions and the purchase price, if any, of each other stock-based award.

Effect of certain corporate transactions

Upon a merger or other reorganization event (as defined in our 2017 Plan), our board of directors may, on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and us), take any one or more of, or a combination of, the following actions pursuant to the 2017 Plan as to some or all outstanding awards, other than restricted stock awards:

●	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation (or an affiliate thereof);
●	upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited, and/or vested but unexercised awards will terminate, immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of the notice;
●	provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;
●	in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or
●	provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings).

Our board of directors does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.

In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted stock awards will continue for the benefit of the successor company and will, unless our board of directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted stock award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted stock award or any other agreement between the participant and us.

At any time, our board of directors may, in its sole discretion, provide that any award under the 2017 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part as the case may be.

No award may be granted under the 2017 Plan on or after June 22, 2033. Our board of directors may amend, suspend or terminate the 2017 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

As of April 1, 2024, options to purchase 951,103 shares of common stock were outstanding under the 2017 Plan at a weighted average exercise price of $13.27 per share, and 1,521 options to purchase shares of our common stock had been exercised. As of April 1, 2024, restricted stock units with respect to 830,515 shares of common stock were outstanding under the 2017 Plan.

As of April 1, 2024, 92,062 shares of common stock were available for future issuance under our 2017 Plan.

Amended and Restated 2017 Employee Stock Purchase Plan

Our 2017 ESPP, which became effective on July 19, 2017, was adopted by our board of directors and approved by our stockholders in July 2017 and amended and restated by our board of directors in December 2018. The 2017 ESPP is administered by our board of directors or by a committee appointed by our board of directors. The 2017 ESPP initially provides participating employees with the opportunity to purchase an aggregate of 4,466 shares of our common stock. The number of shares of our common stock reserved for issuance under the 2017 ESPP will automatically increase on the first day of each fiscal year, beginning on January 1, 2019 and ending on December 31, 2029, in an amount equal to the lowest of: (1) 17,868 shares of our common stock; (2) 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year; and (3) an amount determined by our board of directors. The number of shares authorized for issuance under the 2017 ESPP has increased each year, pursuant to the foregoing evergreen provision, on the first of January beginning in 2019.

All of our employees and employees of any of our designated subsidiaries, as defined in the 2017 ESPP, are eligible to participate in the 2017 ESPP, provided that:

●	such person is customarily employed by us or a designated subsidiary for more than 20 hours a week and for more than five months in a calendar year; and
●	such person was our employee or an employee of a designated subsidiary on the first day of the applicable offering period under the 2017 ESPP.

We retain the discretion to determine which eligible employees may participate in an offering under applicable Treasury regulations.

We may make one or more offerings to our eligible employees to purchase stock under the 2017 ESPP beginning at such time and on such dates as our board of directors may determine, or the first business day thereafter. Each offering will consist of a six-month offering period during which payroll deductions will be made and held for the purchase of our common stock at the end of the offering period. Our board of directors or a committee appointed by our board, may, at its discretion, choose a different period of not more than 12 months for offerings. Offering periods under our 2017 ESPP commenced on each January 1 and July beginning with January 1, 2019.

On each offering commencement date, each participant will be granted the right to purchase, on the last business day of the offering period, up to 500 shares of our common stock. No employee may be granted an option under the 2017 ESPP that permits the employee’s rights to purchase shares under the 2017 ESPP and any other employee stock purchase plan of ours or of any of our subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of our common stock (determined as of the first day of each offering period) for each calendar year in which the option is outstanding. In addition, no employee may purchase shares of our common stock under the 2017 ESPP that would result in the employee owning 5% or more of the total combined voting power or value of our stock or the stock of any of our subsidiaries.

On the commencement date of each offering period, each eligible employee may authorize up to a maximum of 15% of his or her compensation to be deducted by us during the offering period. Each employee who continues to be a participant in the 2017 ESPP on the last business day of the offering period will be deemed to have exercised an option to purchase from us the number of whole shares of our common stock that his or her accumulated payroll deductions on such date will buy, not in excess of the maximum numbers set forth above. Under the terms of the 2017 ESPP, the purchase price shall be determined by our board of directors for each offering period and will be at least 85% of the applicable closing price of our common stock. If our board of directors does not make a determination of the purchase price, the purchase price will be 85% of the lesser of the closing price of our common stock on the first business day of the offering period or on the last business day of the offering period.

An employee may at any time prior to the close of business on the fifteenth business day prior to the end of an offering period, and for any reason, permanently withdraw from participation in an offering prior to the end of an offering period and permanently withdraw the balance accumulated in the employee’s account. Any balance remaining in an employee’s payroll deduction account at the end of an offering period will be automatically refunded to the employee. If a participating employee’s employment ends before the last business day of an offering period, no additional payroll deductions will be taken and the balance in the employee’s account will be paid to the employee.

We are required to make equitable adjustments to the extent determined by our board of directors or a committee of our board of directors to the number and class of securities available under the 2017 ESPP, the share limitations under the 2017 ESPP and the purchase price for an offering period under the 2017 ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

In connection with a merger or other reorganization event (as defined in the 2017 ESPP), our board of directors or a committee of our board of directors may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the 2017 ESPP on such terms as our board of directors or committee determines:

●	provide that options shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
●	upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of such reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board of directors or committee in such notice, which date shall not be less than ten days preceding the effective date of the reorganization event;
●	upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;

●	in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee’s accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the 2017 ESPP minus (2) the result of multiplying such number of shares by the purchase price; and/or
●	provide that, in connection with our liquidation or dissolution, options shall convert into the right to receive liquidation proceeds (net of the purchase price thereof).

Our board of directors may at any time, and from time to time, amend or suspend the 2017 ESPP, or any portion of the 2017 ESPP. We will obtain stockholder approval for any amendment if such approval is required by Section 423 of the Internal Revenue Code of 1986, as amended, or the Code. Further, our board of directors may not make any amendment that would cause the 2017 ESPP to fail to comply with Section 423 of the Code. The 2017 ESPP may be terminated at any time by our board of directors. Upon termination, we will refund all amounts in the accounts of participating employees.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 90% of his or her pre-tax compensation, up to a statutory limit, which was $22,500 for 2023 and is $23,000 for 2024. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2023 was up to an additional $7,500 above the statutory limit and in 2024 is up to an additional $7,500 above the statutory limit. We also make discretionary matching contributions to our 401(k) plan equal to 50% of the employee contributions up to 4% of the employee’s salary, subject to the statutorily prescribed limit, which was equal to $22,500 in 2023 and $23,000 in 2024. The discretionary matching contributions were capped at $6,600 in 2023 and will be capped at $6,900 in 2024. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions and our discretionary match. Employee contributions are held and invested by the plan’s trustee, subject to participants’ ability to give investment directions by following certain procedures.

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the “total compensation” of our CEO, and our other named executive officers (the “Other NEOs” or the “Non-CEO NEOs”) as presented in the Summary Compensation Table on page 29 of this proxy statement, (ii) the “compensation actually paid” to our CEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

			Average		Value of Initial
			Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table Total for	Actually Paid	On Total	Net Income/
	Table Total	Actually Paid	Non-CEO	to Non-CEO	Shareholder	(Loss) (in
Year	for CEO(1)	to CEO(1)(2)(3)	NEOs(1)	NEOs(1)(2)(3)	Return(4)	thousands)
2023	$8,342,714	$3,748,895	$2,933,365	$1,534,773	$2.06	$(42,199)
2022	$1,868,299	$1,221,699	$1,009,753	$772,313	$11.25	$(44,822)
2021	$2,772,056	$(1,025,526)	$1,330,163	$(282,646)	$17.85	$(142,605)

(1)	The CEO for 2023, 2022 and 2021 is Mark Iwicki. The Non-CEO NEOs for whom the average compensation is presented in this table for 2023, 2022 and 2021 are Todd Bazemore and Kim Brazzell.
(2)	The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions for the CEO and the Non-CEO NEOs set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from SCT” columns below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the Non-CEO NEOs in 2021, 2022 or 2023. Equity values are calculated in accordance with FASB ASC Topic 718.

					Plus Value	Plus Change
				Plus Change	of Awards	in Value of
			Plus Year-End	in Value of	Granted	Prior Years’
			Equity Value of	Unvested	and	Awards
		Minus Stock and	Unvested Awards	Awards	Vested	Vested	Comp.
	SCT	Option Awards	Granted During	Granted in	During	During	Actually Paid
Year	Total for CEO	from SCT	Year	Prior Years	Year	Year	to CEO
2023	$8,342,714	$7,329,278	$3,160,055	$(15,793)	$—	$(408,803)	$3,748,895
2022	$1,868,299	$770,803	$373,916	$(87,941)	$56,598	$(218,370)	$1,221,699
2021	$2,772,056	$1,852,166	$237,713	$(1,691,503)	$211,107	$(702,733)	$(1,025,526)

Plus Avg.
			Year-End		Plus Avg.
			Equity	Plus Avg.	Value of	Plus Avg.
		Minus Average	Value of	Change in	Awards	Change in
		Stock and	Unvested	Value of	Granted	Value of	Average
		Option	Awards	Unvested	and	Prior Years’	Comp.
	Average SCT	Awards	Granted	Awards	Vested	Awards	Actually Paid
	Total for	from	During	Granted in	During	Vested	to Other
Year	Other NEOs	SCT	Year	Prior Years	Year	During Year	NEOs
2023	$2,933,365	$2,211,832	$956,535	$(5,732)	$—	$(137,563)	$1,534,773
2022	$1,009,753	$242,777	$119,239	$(35,980)	$17,383	$(95,305)	$772,313
2021	$1,330,163	$671,781	$86,330	$(774,487)	$75,591	$(328,462)	$(282,646)

For the equity values included in the above tables, the valuation assumptions used to calculate fair values of stock options were materially different from those disclosed at the time of the grant of the stock options. The assumptions used in determining fair value of the stock options that vested during 2021, 2022 and 2023, or that were outstanding as of December 31, 2021, December 31, 2022 or December 31, 2023, as applicable, are as follows:

	Options Vested During Year or Outstanding on
	December 31 of:
	2023	2022	2021
Expected Volatility	105.29%-111.91%	76.55% - 90.12%	73.56% - 79.70%
Risk-Free Interest Rate	3.32%-4.24%	1.44% - 4.20%	0.11% - 1.56%
Expected Dividend Yield	0%	0%	0%
Expected Term (in years)	6.00-9.00	4.87 - 9.83	1.98 - 9.41

(4)	Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in Kala common stock on December 31, 2020.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s TSR over the fiscal three year period from 2021 through 2023.

Description of Relationship Between NEO Compensation Actually Paid and Net Income/(Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s Net Income (Loss) over the fiscal three year period from 2021 through 2023.

Rule 10b5-1 Sales Plans

Our directors and executive officers have adopted and may in the future adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It also is possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Anti-Hedging Policies

Our insider trading policy expressly prohibits all of our employees, including our executive officers, and our directors from engaging in any purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

Dodd-Frank Compensation Recovery Policy or “Clawback” Policy

Effective October 2, 2023, we adopted a compensation recovery policy in accordance with Nasdaq Listing Rule 5608, which implements Rule 10D-1 under the Exchange Act. The policy provides that, in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will attempt to recover, reasonably promptly from each covered executive, any erroneously awarded incentive-based compensation received by our covered executives during the recovery period under the policy. The policy is administered by our compensation committee.

For purposes of this policy, covered executives means any person who served as an executive officer (as defined in Rule 16a-1(f) under the Exchange Act) at any time during the performance period for the applicable incentive-based compensation. Incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of (i) measures that are determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures, (ii) stock price and (iii) total shareholder return. Erroneously awarded incentive-based compensation means the amount of incentive-based compensation that was received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid by the covered executives (or by us on their behalf). If the incentive-based compensation is based on our stock price or total shareholder return and the amount of the erroneously awarded incentive-based compensation is not subject to recalculation directly from the information in an accounting restatement, the amount to be recovered shall be based on a reasonable estimate by the compensation committee of the effect of the accounting restatement on the stock price or total shareholder return upon which the incentive-based compensation was received. The policy does not apply to incentive-based compensation received prior to October 2, 2023 or to incentive-based compensation that was received by a covered executive before beginning service as an executive officer.

Director Compensation

The table below shows all compensation to our non-employee directors during 2023.

	Fees Earned or	Option	Stock
	Paid in Cash	Awards	Awards	Total
Name	($)	($)(1)(2)	($)(1)(3)(4)	($)
Mark S. Blumenkranz	62,486	96,181	75,422	234,089
Marjan Farid	56,367	94,592	74,684	225,643
Andrew I. Koven	90,598	168,103	143,658	402,359
C. Daniel Myers	65,234	96,181	75,521	236,936
Robert Paull(5)	32,967	9,624	—	42,591
Gregory D. Perry	59,066	131,566	111,382	302,014
Howard B. Rosen	71,600	167,988	152,610	392,198

(1)	The aggregate amount of outstanding options and RSUs held by each non-employee director as of December 31, 2023 were as follows:

	Aggregate Options	Aggregate RSUs
Name	Outstanding (#)	Outstanding (#)
Mark S. Blumenkranz	7,546	6,524
Marjan Farid	7,422	6,392
Andrew I. Koven	13,170	12,172
C. Daniel Myers	7,546	6,524
Robert Paull	1,738	—
Gregory D. Perry	10,308	9,494
Howard B. Rosen	13,151	12,390

(2)	The amounts reported in the “Option Awards” column reflect (i) the aggregate grant date fair value of options awarded during 2023 computed in accordance with the provisions of FASB ASC Topic 718 and (ii) for Mr. Paull only, the incremental fair value, computed as of the modification date, with respect to a modification in 2023 to his vested outstanding options to extend the exercise period of such options to June 22, 2025. For the assumptions underlying the valuation of the stock option grants, see Note 14 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024. For additional information regarding the options granted to our directors in 2023 see “— Narrative Disclosure to Director Compensation Table — Director Compensation Policy” and “— Narrative Disclosure to Director Compensation Table — Additional Equity Awards to Non-Employee Directors” below. For additional information regarding the modification of Mr. Paull’s equity awards, see “— Narrative Disclosure to Director Compensation Table — Modification to Equity Awards” below.
(3)	The amounts reported in the “Stock Awards” column reflect (i) the aggregate grant date fair value of RSUs granted during 2023 and (ii) the incremental fair value, computed as of the Option Exchange Date, of RSUs granted upon exchange of options pursuant to the Option Exchange Program, each computed in accordance with the provisions of FASB ASC Topic 718. For the assumptions underlying the valuation of the RSUs, see Note 2 to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024. For additional information regarding the RSUs granted to our directors during 2023, including pursuant to the Option Exchange Program, see “— Narrative Disclosure to Director Compensation Table — Option Exchange Program”, Narrative Disclosure to Director Compensation Table- Director Compensation Policy” and “— Narrative Disclosure to Director Compensation Table — Additional Equity Awards to Non-Employee Directors” below.
(4)	Does not include consideration received by Dr. Blumenkranz from us in his capacity as an equityholder of Combangio in connection with the Combangio Acquisition. For a further description of such consideration, see the section entitled “Related Person Transactions”.

(5)	Mr. Paull’s term as a member of the board expired, and he ceased being a director on June 22, 2023.

Mr. Iwicki, one of our directors who also serves as our Chief Executive Officer, does not receive any additional compensation for his service as a director. The compensation that we pay to our Chief Executive Officer is discussed under “-Summary Compensation Table” and “-Narrative Disclosure to Summary Compensation Table.”

Narrative Disclosure to Director Compensation Table

Option Exchange Program

The following non-employee directors surrendered all of their then-outstanding options for replacement RSUs in the Option Exchange Program, as follows:

Number of
	Number of	Replacement
	Options	RSUs Received
Name	Surrendered	in Option Exchange
Mark S. Blumenkranz	419 (Vested)	419 (1)
	1,221 (Unvested)	1,221 (2)

Marjan Farid	1,600 (Unvested)	1,600 (3)

Andrew I. Koven	1,197 (Vested)	1,197 (1)
	1,000 (Unvested)	1,000 (2)

C. Daniel Myers	443 (Vested)	443 (1)
	1,197 (Unvested)	1,197 (2)

Gregory D. Perry	938 (Vested)	938 (1)
	800 (Unvested)	800 (2)

Howard B. Rosen	1,702 (Vested)	1,702 (1)
	800 (Unvested)	800 (2)

(1)	The RSUs vest over two years, with 50% vesting on May 31, 2024 and 50% vesting on May 31, 2025, subject to continued service.
(2)	The RSUs vest 100% on May 31, 2025, subject to continued service.
(3)	The RSUs vest over three years, with 86% vesting on May 31, 2025 and 14% vesting on May 31, 2026, subject to continued service.

Modification to Equity Awards

Mr. Paull did not participate in the Option Exchange Program. In August 2023, our board of directors approved the extension of the exercise period of his vested options for 1,738 shares of common stock to June 22, 2025.

Director Compensation Policy

During the year ended December 31, 2023, our non-employee directors were entitled to compensation for their services on our board of directors as follows:

●	each non-employee director was entitled to receive an option to purchase 8,300 shares of our common stock, upon his or her initial election or appointment to our board of directors, which option vests with respect to one third of the shares on the first anniversary of the grant and with respect to an additional 1/36th of the shares on each monthly anniversary thereafter and vest automatically as to 100% of the unvested portion of such option upon specified change in control events (collectively, the “Initial Option Award”);
●	each non-employee director who has then served on our board of directors for at least six months was entitled to receive, on the date of the first board meeting held after each annual meeting of stockholders, an option to purchase 2,500 shares of our common stock and RSUs for 1,100 shares of our common stock, and if then serving as the Lead Independent Director, an option to purchase 3,150 shares of our common stock and RSUs for 1,400 shares of our common stock, which options and RSUs will vest (A) on the earlier of (i) the first anniversary date of the previous year’s annual meeting or (ii) the date of the first annual meeting following the grant date, and (B) automatically as to 100% of the unvested portion of such options upon specified change in control events (collectively, the “Annual Awards”);
●	each non-employee director was entitled to receive an annual fee of $50,000;
●	the Lead Independent Director was entitled to receive an additional annual fee of $18,750; and
●	each non-employee director who served as member of a committee of our board of directors was entitled to receive additional compensation as follows:
o	audit committee-an annual non-chair retainer of $10,000; chair annual retainer of $20,000;
o	compensation committee-an annual non-chair retainer of $7,500; chair annual retainer of $15,000; and
o	nominating and corporate governance committee-an annual non-chair retainer of $5,000; chair annual retainer of $10,000.

Each member of our board of directors also is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

Effective June 2023, pursuant to the terms of the 2017 Plan, the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1 million in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment. Fees paid by us on behalf of any non-employee director in connection with regulatory compliance, amounts paid and the value of equity awards granted pursuant to a bona fide consulting agreement for services other than as a director and any amounts paid to a non-employee director as reimbursement of an expense will not count against the foregoing limit. Our board of directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as our board of directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Our board of directors has made the following modifications to the director compensation policy in effect for directors serving during the year ending December 31, 2024:

●	the Initial Option Award shall be an option to purchase 8,750 shares of our common stock;
●	the Annual Awards shall be: (i) an option to purchase 3,150 shares of our common stock and RSUs for 1,400 shares of our common stock, and (ii) if then serving as the Lead Independent Director, an option to purchase 3,900 shares of our common stock and RSUs for 1,750 shares of our common stock; and
●	the Lead Independent Director shall be entitled to receive an additional annual fee of $23,750, effective January 1, 2024.

Additional Equity Awards to Non-Employee Directors

In addition to the annual equity awards under our director compensation policy, our board of directors also granted the following equity awards to our non-employee directors in June 2023:

	Number of	Number of
Name	Options (1)	RSUs (2)
Mark S. Blumenkranz	5,046	3,784
Marjan Farid	4,922	3,692
Andrew I. Koven	10,020	7,515
C. Daniel Myers	5,046	3,784
Gregory Perry	7,808	5,856
Howard B. Rosen	10,651	7,988

(1)	The option vests over four years with 25% of the shares underlying the option vesting on June 22, 2024, and 2.0833% of the shares vesting monthly thereafter, subject to continued service.
(2)	The RSUs vest as to 1/3 of the shares on each of June 22, 2024, June 22, 2025 and June 22, 2026, subject to continued service.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had three equity compensation plans, our 2009 Plan, our 2017 Plan and our 2017 ESPP, each of which was approved by our stockholders. We have also made inducement awards to certain new hires, which awards were not approved by our stockholders.

Equity Compensation Plan Information

Number of
	Number of				securities
	securities to be		Weighted‑		remaining available
	issued upon		Average		for future issuance
	exercise of		exercise price		under equity
	outstanding		of outstanding		compensation plans
	options		options		(excluding
	warrants and		warrants and		securities reflected
	rights		rights		in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,483,542	(1)	$15.95	(2)	141,524	(3)(4)(5)
Equity compensation plans not approved by security holders	14,180	(6)	$12.52	(2)	—
Total	1,497,722		$15.93		141,524

(1)	Includes shares of our common stock issuable upon exercise of options to purchase common stock awarded under our 2009 Plan and 2017 Plan and shares of our common subject to outstanding RSUs awarded under our 2017 Plan.
(2)	The calculation does not take into account the 816,938 shares of common stock subject to outstanding RSUs under the 2017 Plan or the 10,720 shares of common stock subject to outstanding RSUs that were granted to employees outside of the 2017 Plan in accordance with Nasdaq Listing Rule 5635(c)(4). Such shares will be issued at the time such awards vest (or upon the earlier of the director’s cessation of service or certain “change in control events”, if a non-employee director elects to defer the receipt of such RSUs), without any cash consideration payable for those shares.
(3)	Includes 112,597 shares of our common stock available for issuance under our 2017 Plan and 28,927 shares of common stock available for issuance under our 2017 ESPP.
(4)	The number of shares of common stock reserved for issuance under the 2017 Plan will be increased on the first day of each fiscal year through January 1, 2033, in amount equal to the lowest of: (i) 4% of the sum of the number of outstanding shares of common stock on the first day of the applicable fiscal year and the number of shares of common stock issuable upon conversion of any outstanding shares of convertible preferred stock (without giving effect to any restrictions or limitations on conversion) on such date and (ii) an amount determined by our board of directors. On January 1, 2024, the shares under the 2017 Plan were increased by 327,070 shares pursuant to the annual increase described above.
(5)	The number of shares of our common stock reserved for issuance under the 2017 ESPP will be increased on the first day of each fiscal year through January 1, 2029, in an amount equal to the lowest of: (i) 17,868 shares of common stock, (ii) 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year or (iii) an amount determined by our board of directors. On January 1, 2024, the shares under the 2017 ESPP were increased by 17,868 shares pursuant to the annual increase described above.
(6)	Represents inducement option awards and inducement RSUs granted to employees in accordance with Nasdaq Listing Rule 5635(c)(4). Each inducement option award has an exercise price equal to closing price of our common stock on the date of grant and vests over four years with 25% of the shares underlying each option vesting on the first anniversary of the applicable employee’s new hire date and 2.0833% vesting monthly thereafter. Each inducement RSU vests over three years, with one-third of such RSUs vesting on the first anniversary of the applicable employee’s new hire date and the remainder vesting in equal yearly installments over the following two years.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. The audit committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 and discussed them with Company management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

The audit committee has received from, and discussed with, Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. In addition, the audit committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, have considered the compatibility of non-audit services with the auditors’ independence and have discussed with Deloitte & Touche LLP its independence from management and the Company.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Howard B. Rosen, Chair

Mark S. Blumenkranz, M.D.

C. Daniel Myers

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

Our Restated Certificate of Incorporation provides for a classified board of directors. This means our board of directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders.

Our board of directors consists of seven members, divided into three classes as follows:

●	Class I is comprised of Marjan Farid, M.D., Andrew I. Koven and Gregory D. Perry, each with a term ending at the 2024 annual meeting of stockholders;
●	Class II is comprised of Mark S. Blumenkranz, M.D. and Mark Iwicki, each with a term ending at the 2025 annual meeting of stockholders; and
●	Class III is comprised of C. Daniel Myers and Howard B. Rosen, each with a term ending at the 2026 annual meeting of stockholders.

At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated Marjan Farid, M.D., Andrew I. Koven and Gregory D. Perry for election as Class I directors, each with a term ending at the 2027 annual meeting of stockholders. Mr. Koven and Mr. Perry are standing for re-election by our stockholders. Our board of directors, upon the recommendation of our nominating and corporate governance committee, appointed Dr. Farid to our board of directors in October 2022 and she will stand for election by our stockholders for the first time at the 2024 annual meeting of stockholders.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of each of the Class I nominees identified above to a three-year term ending at the 2027 annual meeting of stockholders, each such nominee to hold office until his or her successor has been duly elected and qualified. Each of the nominees has indicated a willingness to continue to serve as director, if elected. In the event that any nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. We do not expect that any of the nominees will be unable to serve if elected.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MARJAN FARID, M.D., ANDREW I. KOVEN AND GREGORY D. PERRY TO SERVE AS CLASS I DIRECTORS.

Proposal 2: Advisory Vote on Executive Compensation

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. At the 2023 annual meeting of stockholders, our stockholders approved, on an advisory basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, our board of directors determined to implement an advisory vote on the compensation of our named executive officers every year.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive and Director Compensation” section of this proxy statement beginning on page 27 describes in detail our executive compensation programs and the decisions made by our compensation committee and our board of directors with respect to the fiscal year ended December 31, 2023. Our executive compensation embodies a pay-for-performance philosophy that supports our business strategy, aligns the interests of our executives with our stockholders and promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our board of directors and our compensation committee believe that this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the company or our board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or our board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or our board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING “FOR” PROPOSAL 2.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

Our audit committee has appointed the firm of Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2024. Although stockholder approval of our audit committee’s appointment of Deloitte is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of Deloitte. Deloitte has no direct or indirect material financial interest in our company or our subsidiaries. Representatives of Deloitte are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

Deloitte was our independent registered public accounting firm for the years ended December 31, 2023 and December 31, 2022. The following table summarizes the fees Deloitte billed to us for the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	Years Ended December 31,
Fee Category	2023	2022
Audit Fees(1)	$821,024	$782,094
Audit-Related Fees	—	—
Tax Fees(2)	50,500	158,475
All Other Fees(3)	1,895	1,895
Total Fees	$873,419	$942,464

(1)	Audit fees consist of fees billed for professional services rendered by Deloitte & Touche LLP for the audits of our annual consolidated financial statements, the reviews of our interim consolidated financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including, our registration statements.
(2)	Tax fees consist of fees for professional services with respect to tax compliance, tax advice and tax planning.

(3)	All other fees include fees and expenses for services which do not fall within the categories described above. All other fees consisted of a subscription to Deloitte & Touche LLP’s Accounting and Research Tool.

Pre-Approval Policies and Procedures

The audit committee of our board of directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval policies and procedures. In 2020, the audit committee delegated to its chair the authority to pre-approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. By the terms of this delegated authority, the chair must report on any such approval of services pursuant to such authority at the first regularly scheduled meeting of the audit committee following such approval. The audit committee does not delegate its responsibility to approve services performed by the independent auditor to any member of management.

The standard applied by the audit committee, or the chair of the audit committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Proposal 4: To Approve the Issuance of Shares of our Common Stock upon Conversion of our Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock in Accordance with Nasdaq Listing Rule 5635(b)

Background

In December 2022, December 2023 and March 2024, we completed equity financing transactions with 667, L.P. and Bakers Brothers Life Sciences, L.P., which are affiliates of Baker Bros. Advisors LP, which we refer to collectively as Baker Brothers.

●	In November 2022 and December 2022, we issued and sold to Baker Brothers an aggregate of 76,813 shares of our common stock and 53,144 shares of our Series E Convertible Non-Redeemable Preferred Stock (the “Series E Preferred Stock”) for aggregate gross proceeds of $31.0 million.
●	In December 2023, we issued and sold to Baker Brothers an aggregate of 2,928 shares of our Series F Convertible Non-Redeemable Preferred Stock (the “Series F Preferred Stock”) for aggregate gross proceeds of $2.0 million.
●	In March 2024, we issued and sold to Baker Brothers an aggregate of 10,901 shares of our Series G Convertible Non-Redeemable Preferred Stock (the “Series G Preferred Stock”) for aggregate gross proceeds of $8.6 million.

In connection with each of these transactions, we filed a Certificate of Designations, Preferences and Rights (each a “Certificate of Designations”) with the Secretary of State of the State of Delaware establishing the terms of each of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock. Under the terms of the Certificates of Designations, each share of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock is convertible into 100 shares of our common stock. As of April 1, 2024, there were outstanding 51,246 shares of Series E Preferred Stock, 2,928 shares of Series F Preferred Stock and 10,901 shares of Series G Preferred Stock, all of which were held by Baker Brothers, and an aggregate of 6,507,500 shares of common stock were issuable upon conversion of all of the outstanding shares of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, subject to the Beneficial Ownership Limitation described below.

Nasdaq Listing Rule 5635(b) (“Rule 5635(b)”) requires Nasdaq-listed companies to obtain prior stockholder approval of the issuance of securities that would result in a “change in control” of the company under Nasdaq rules, which is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. Absent the Beneficial Ownership Limitation imposed on each of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, each of the transactions with Baker Brothers described above would have resulted in a “change of control” under Rule 5635(b). As a result, in order for these transactions to not constitute a change of control under Rule 5635(b), each of the Certificates of Designations establishing the terms of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock limits the ability of a holder of the applicable series of preferred stock from converting such shares of preferred stock into shares of our common stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us (each, a “Beneficial Ownership Limitation”). Subject to this limitation, each of the Certificates of Designations establishing the terms of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock gives Baker Brothers the option, at any time and from time to time, to convert some or all of its shares of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, respectively, into common stock at a conversion ratio set forth in each respective Certificate of Designations. Based on its holdings of our preferred stock and common stock as of April 1, 2024, if Baker Brothers were to be able to convert all of its shares of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock into common stock without limitation, it would have beneficially owned approximately 72.65% of our common stock. However, given such Beneficial Ownership Limitations, as of April 1, 2024, Baker Brothers, our largest stockholder, beneficially owned only 9.99% of our outstanding common stock. See “Stock Ownership and Reporting—Security Ownership of Certain Beneficial Owners and Management” for additional information.

Our board of directors has determined to seek stockholder approval at the 2024 annual meeting of (1) the issuance by us to Baker Brothers, upon conversion of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred

Stock, of a number of shares of our common stock that would result in Baker Brothers, together with its affiliates and other attribution parties, owning greater than 19.99% of the total number of issued and outstanding shares of our common stock and outstanding voting power in accordance with Rule 5635(b), which is this Proposal 4 (the “Nasdaq Proposal”) and (2) amendments to the Certificates of Designations establishing the terms of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock that would provide our board of directors with the discretion to increase at any time and from time to time the Beneficial Ownership Limitation for each of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, which are in Proposal 5 in this proxy statement (the “Charter Amendment Proposals”).

In the event that the Nasdaq Proposal and the Charter Amendment Proposals are approved by our stockholders at the 2024 annual meeting and the amendments to each of the Certificate of Designations are filed and become effective with the Secretary of State of the State of Delaware, our board of directors will have discretion to increase at any time and from time to time the Beneficial Ownership Limitations that restrict Baker Brothers from converting its shares of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock into shares of our common stock. The potential consequences of any such increase are more fully described below under “Effect on Holders of Common Stock if the Nasdaq Proposal is Approved by our Stockholders and the Charter Amendments Become Effective.” If the Nasdaq Proposal is approved by our stockholders and some but not all of the Charter Amendment Proposals are approved by our stockholders, then assuming we file such approved amendments with the Secretary of State of the State of Delaware and they become effective, our board of directors will only have discretion to increase the Beneficial Ownership Limitation with respect to the series of preferred stock corresponding to the approved Charter Amendment Proposal. If Proposal 4 and each of the Charter Amendment Proposals in Proposal 5 are not approved by our stockholders, the Certificates of Designations will not be amended to provide our board of directors with the discretion to increase the Beneficial Ownership Limitation for each of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock. Additionally, if Proposal 4 is not approved by our stockholders, then regardless of whether any of the Charter Amendment Proposals in Proposal 5 are approved, the Certificates of Designations will not be amended to provide our board of directors with the discretion to increase the Beneficial Ownership Limitation for each of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock and any of the amendments so approved will be abandoned.

Our board of directors has approved and declared advisable, and recommends that the stockholders vote “for” the approval of the Nasdaq Proposal.

Reasons for the Proposal

Our common stock is currently listed on The Nasdaq Capital Market, and to maintain the listing of our common stock on The Nasdaq Capital Market, among other things, we must either have a minimum stockholders’ equity of $2.5 million or a minimum market value of our common stock of at least $35.0 million. If we fail to comply with the continued listing requirements of The Nasdaq Capital Market, our common stock may be delisted, which would have a material adverse effect on our business.

In particular, a delisting of our common stock from The Nasdaq Capital Market, after a specified cure period, is an event of default under our Loan and Security Agreement with Oxford Finance LLC (the “Loan Agreement”) and would give our lender the right to accelerate the amounts due under the Loan Agreement. As of December 31, 2023, we had $34.0 million of outstanding borrowings under the Loan Agreement. As a result, in the event of a default under our Loan Agreement, we may not be able to make accelerated payments under the Loan Agreement, and even if we had sufficient resources to make such payments, we would not then have sufficient resources to continue to operate our business or conduct our ongoing Phase 2b clinical trial of KPI-012. If we did not make such payments, the lender could seek to enforce security interests in the collateral securing such indebtedness and foreclose on our assets, including our intellectual property. In addition, a delisting of our common stock from Nasdaq could materially reduce the liquidity of our common stock and result in a corresponding material reduction in the market price of our common stock. A delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors and employees and fewer business development opportunities. In addition, any potential delisting of our common stock from The Nasdaq Capital Market would also make it more difficult for our stockholders to sell their shares in the public market.

The market value of our common stock has not exceeded $35.0 million since August 2023, and as such, in order to avoid the delisting of our common stock, we have had to maintain a minimum stockholders’ equity of $2.5 million. To increase our stockholders’ equity, as well as to extend our cash runway, during the first quarter of 2024 we sought equity financing that could be completed prior to March 31, 2024, as we expected our stockholders’ equity would be less than $2.5 million as of March 31, 2024. During this time, we engaged in discussions with new and existing investors, including Baker Brothers regarding such investors’ willingness to provide equity financing by March 31, 2024 to ensure our continued compliance with the minimum Nasdaq listing standards and to extend our cash runway. If our stockholders’ equity is less than $2.5 million as of the end of any quarter during which we have not maintained a minimum market value of common stock of at least $35.0 million, we would expect to receive a deficiency letter from Nasdaq informing us of our noncompliance with the minimum Nasdaq listing standards and requiring us to submit to Nasdaq our plan to regain compliance with the Nasdaq listing requirements or risk the delisting of our common stock. Should Nasdaq conclude that we will not be able to cure any such deficiency, we would expect to receive written notice from Nasdaq that our common stock will be subject to delisting. At that time, we may appeal Nasdaq’s delisting determination. However, there can be no assurance that if we receive a delisting notice and appeal the delisting determination that such appeal would be successful.

Despite positive discussions with investors during the first quarter of 2024, only Baker Brothers had sufficient familiarity with us and our pipeline to invest prior to March 31, 2024 in an amount sufficient to increase our stockholders’ equity in excess of $2.5 million by March 31, 2024. At the time of the March 2024 equity financing, we also evaluated alternative means to satisfy our Nasdaq listing requirements beyond March 31, 2024. In particular, we evaluated seeking stockholder approval of the Nasdaq Proposal and the Charter Amendment Proposals to provide us with flexibility to potentially satisfy the minimum Nasdaq listing requirements – in particular the alternative requirement to maintain a market value of common stock in excess of $35.0 million – through the conversion by Baker Brothers of shares of preferred stock into shares of common stock rather than us relying solely on raising additional equity financing to satisfy the Nasdaq listing requirements. For Nasdaq purposes, the market value of our common stock equals the product of (1) the closing price of our common stock and (2) the number of shares of common stock outstanding. As such, an increase in the number of shares of our common stock outstanding without a decline in our stock price would have the effect of increasing the market value of our common stock. An increase in the Beneficial Ownership Limitation would allow Baker Brothers to convert shares of preferred stock into common stock, at its option and in its discretion, and thereby increase the number of shares of common stock outstanding.

In considering whether to authorize the Nasdaq Proposal and the Charter Amendment Proposals, our board of directors considered: the risks and consequences of failing to satisfy The Nasdaq Capital Market’s continued listing requirements; the potential dilutive and non-dilutive funding options available to us to help maintain our Nasdaq listing; our ability to regain compliance with the Nasdaq listing standards if we were to become noncompliant; the willingness of our lender to waive an event of default that might arise under our Loan Agreement as a result of a delisting of our common stock; that our stockholders may not approve the Nasdaq Proposal and the Charter Amendment Proposals; that the discretion to increase the Beneficial Ownership Limitation would remain with our board of directors even if our stockholders approve the Nasdaq Proposal and the Charter Amendment Proposals; that our board of directors would have an opportunity to negotiate potential restrictions on Baker Brothers’ ability to control us prior to increasing the Beneficial Ownership Limitation; that an increase in the Beneficial Ownership Limitation could allow Baker Brothers to convert shares of preferred stock into common stock, which could have the effect of increasing the market value of our common stock and improving our ability to maintain our Nasdaq listing; that even if our board of directors increased the Beneficial Ownership Limitation, Baker Brothers could ultimately decide not to convert its shares of preferred stock into common stock; that if our board of directors increased the Beneficial Ownership Limitation significantly, Baker Brothers could own a sufficient percentage of our common stock to significantly influence or control certain matters affecting our business; that an increase in the Beneficial Ownership Limitation could enable Baker Brothers to gain control of the company without paying a control premium to our stockholders; and that we would have the opportunity to raise additional funds through an equity financing with investors other than Baker Brothers or through alternative means before our board of directors increases the Beneficial Ownership Limitation. After weighing such considerations, our board of directors determined it was in the best interests of the company and our stockholders to seek stockholder approval of the Nasdaq Proposal and the Charter Amendment Proposals.

If such proposals are approved and the amendments to each of the Certificate of Designations are filed and become effective with the Secretary of State of the State of Delaware, our board of directors will have discretion to increase at any time and from time to time the Beneficial Ownership Limitation to allow Baker Brothers to convert, at its option and in its discretion pursuant to the terms of the applicable Certificates of Designations, its shares of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock into shares of common stock and thereby increase the number of shares of common stock outstanding and, theoretically, increase the market value of our common stock. Importantly, while our board of directors will have the discretion to increase the Beneficial Ownership Limitation if the proposals are approved, there can be no assurance that our board of directors will do so. Prior to increasing the Beneficial Ownership Limitation, we expect that our board of directors will consider matters similar to those considered at the time it determined to proceed with the Nasdaq Proposal and the Charter Amendment Proposals, as well as (1) our anticipated stockholders’ equity at the end of the next quarterly period, which based on our current operating plans, we expect will be less than $2.5 million as of June 30, 2024, (2) potential alternatives to maintain the listing of our common stock on The Nasdaq Capital Market and (3) our potential to negotiate restrictions on Baker Brothers that limit its ability to control us. However, there can be no assurance that our board of directors would be successful in such a negotiation. In addition, our board of directors cannot force Baker Brothers to convert its shares of our preferred stock into shares of common stock, and even if Baker Brothers were to convert its shares of preferred stock into shares of our common stock, following stockholder approval of the Nasdaq Proposal and the Charter Amendment Proposals, there is no assurance that the market price of our common stock will be high enough to allow us to achieve and maintain a market value of our common stock in excess of $35.0 million. The market price of our common stock is volatile and fluctuates substantially, and the market price for our common stock may be influenced by many factors, including those that are outside of our control. Therefore, even if there are more shares of common stock outstanding following any such conversion of preferred stock by Baker Brothers, we may not be able to achieve or maintain a market value of common stock in excess of $35.0 million.

Summary of November 2022, December 2023 and March 2024 Private Placements

Terms of the 2022 Private Placement

On November 28, 2022, we entered into a securities purchase agreement (the “Series E Purchase Agreement”) with Baker Brothers, pursuant to which we agreed to issue and sell, in a private placement priced at-the-market under Nasdaq rules, shares of our common stock and shares of our Series E Preferred Stock in two tranches for aggregate gross proceeds of up to $31.0 million (the “2022 Private Placement”). At the first closing of the 2022 Private Placement on December 1, 2022, we issued and sold to Baker Brothers (i) 76,813 shares of common stock, at a price per share equal to $5.75 and (ii) 9,666 shares of Series E Preferred Stock, at a price per share equal to $575.00, for aggregate gross proceeds of approximately $6.0 million. On December 27, 2022, following the certification by our Chief Executive Officer that the U.S. Food and Drug Administration accepted our investigational new drug application for KPI-012, we issued and sold to Baker Brothers at a second closing of the 2022 Private Placement a total of 43,478 shares of Series E Preferred Stock, at a price per share equal to $575.00, for aggregate gross proceeds of approximately $25.0 million.

Baker Brothers has certain participation rights under the Series E Purchase Agreement. If at any time during the four-year period following the date of the first tranche closing of the 2022 Private Placement (the “Participation Period”), we propose to offer and sell new equity securities in an offering that is conducted pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), or in an offering that is registered under the Securities Act that is not conducted as a firm-commitment underwritten offering, then, subject to compliance with securities laws and regulations, we have agreed to offer Baker Brothers the right to purchase its pro rata share of the total amount of the new equity securities, subject to certain conditions and limitations. In addition, if during the Participation Period, we propose to offer and sell new equity securities in a firm-commitment underwritten offering registered under the Securities Act, then subject to compliance with securities laws and regulations, we have agreed to use our commercially reasonable efforts to cause the managing underwriters of such offering to contact Baker Brothers about potentially participating in such offering and to provide to Baker Brothers the opportunity to purchase its pro rata share of such new equity securities, subject to certain conditions and limitations. The participation rights will terminate if Baker Brothers is offered the opportunity to participate in an offering pursuant to the participation rights and does not purchase at least 50% of its aggregate pro rata share of the new equity securities offered for sale in such offering.

Under the Series E Purchase Agreement, Baker Brothers also has the right to have up to two non-voting observers attend and participate in all board of director and committee meetings and, subject to Baker Brothers owning directly specified minimum amounts of our common stock, the right to have the board of directors nominate and recommend for election by the stockholders up to three Baker Brothers designees to the board of directors (one designee at 9.9%, two designees at 15.0% and three designees at 25.0%) designated by Baker Brothers, provided that at such time as Baker Brothers has designated three board of director designees, at least one such designee must qualify as an “independent” director under Nasdaq rules and be acceptable to the members of the board of directors who are not Baker Brothers designees.

Baker Brothers' participation rights, observer rights and board of director designation rights also will terminate at such time as Baker Brothers and its affiliates cease to own, in the aggregate, specified minimum amounts of the shares purchased in the 2022 Private Placement.

We also agreed under the Series E Purchase Agreement that we will not without the prior approval of Baker Brothers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series E Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

Series E Preferred Stock

The rights, preferences and privileges of our Series E Preferred Stock as currently in effect are set forth in the Series E Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on November 28, 2022, and are summarized below.

●	Conversion. Each share of Series E Preferred Stock is initially convertible into 100 shares of common stock (subject to adjustment as provided in the Series E Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited, subject to certain exceptions, from converting its Series E Preferred Stock for shares of common stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us. We are proposing to amend the Series E Certificate of Designations to provide our board of directors with the discretion to increase at any time and from time to time the Beneficial Ownership Limitation as further described in Proposal 5(a) of this proxy statement.

●	Ranking. The Series E Preferred Stock shall rank: (1) senior to all of the common stock; (2) senior to any class or series of capital stock of ours created after the filing date of the Series E Certificate of Designations specifically ranking by its terms junior to the Series E Preferred Stock (as used herein with respect to the Series E Preferred Stock, the “Junior Securities”); (3) on parity with any class or series of capital stock of ours created after such filing date specifically ranking by its terms on parity with the Series E Preferred Stock (as used herein with respect to the Series E Preferred Stock, the “Parity Securities”); and (4) junior to any class or series of capital stock of the Company created after such filing date specifically ranking by its terms senior to the Series E Preferred Stock (as used herein with respect to the Series E Preferred Stock, the “Senior Securities”); in each case, as to distributions of assets upon our liquidation, dissolution or winding up, whether voluntarily or involuntarily (as used herein with respect to the Series E Preferred Stock, each a “Dissolution”).

●	Dissolution. In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series E Preferred Stock will be entitled to receive, before any distributions to the holders of the Common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series E Preferred Stock equal to (i) $575.00 per share (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series E Preferred Stock been converted into Common Stock (without regard to any restrictions on conversion, including the Beneficial Ownership Limitation) immediately prior to such Dissolution.

●	Dividends. Shares of Series E Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock.

●	Voting. Shares of Series E Preferred Stock generally have no voting rights, except to the extent provided by applicable law and our Restated Certificate of Incorporation, and except that the consent of the holders of a majority of the outstanding Series E Preferred Stock is required to waive any provisions of the Series E Certificate of Designations.

Terms of the 2023 Private Placement

On December 21, 2023, we entered into a securities purchase agreement with Baker Brothers, pursuant to which we issued and sold to Baker Brothers, in a private placement priced at-the-market under Nasdaq rules, 2,928 shares of our Series F Preferred Stock at a price per share equal to $683.00 for aggregate gross proceeds of approximately $2.0 million, which we refer to collectively as the 2023 Private Placement.

We agreed under the Series F Purchase Agreement that we will not without the prior approval of Baker Brothers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series F Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

Series F Preferred Stock

The rights, preferences and privileges of our Series F Preferred Stock as currently in effect are set forth in the Series F Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on December 22, 2023, and are summarized below.

●	Conversion. Each share of Series F Preferred Stock is initially convertible into 100 shares of common stock (subject to adjustment as provided in the Series F Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited, subject to certain exceptions, from converting its Series F Preferred Stock for shares of common stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us. We are proposing to amend the Series F Certificate of Designations to provide our board of directors with the discretion to increase at any time and from time to time the Beneficial Ownership Limitation as further described in Proposal 5(b) of this proxy statement.

●	Ranking. The Series F Preferred Stock shall rank: (1) senior to all of the common stock; (2) senior to any class or series of capital stock of ours created after the filing date of the Series F Certificate of Designations specifically ranking by its terms junior to the Series F Preferred Stock (as used herein with respect to the Series F Preferred Stock, the “Junior Securities”); (3) on parity with the Series E Preferred Stock and any class or series of capital stock of ours created after such filing date specifically ranking by its terms on parity with the Series F Preferred Stock (as used herein with respect to the Series F Preferred Stock, the “Parity Securities”); and (4) junior to any class or series of capital stock of ours created after such filing date specifically ranking by its terms senior to the Series F Preferred Stock (as used herein with respect to the Series F Preferred Stock, the “Senior Securities”); in each case, as to distributions of assets upon our liquidation, dissolution or winding up, whether voluntarily or involuntarily (as used herein with respect to the Series F Preferred Stock, each a “Dissolution”).

●	Dissolution. In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series F Preferred Stock will be entitled to receive, before any distributions to the holders of the common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series F Preferred Stock equal to (i) $683.00 per share (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series F Preferred Stock been converted into common stock (without regard to any restrictions on conversion, including the Beneficial Ownership Limitation) immediately prior to such Dissolution.

●	Dividends. Shares of Series F Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-common stock basis), and in the same form and manner as, dividends actually paid on shares of common stock.

●	Voting. Shares of Series F Preferred Stock generally have no voting rights, except to the extent provided by applicable law and our Restated Certificate of Incorporation, and except that the consent of the holders of a majority of the outstanding Series F Preferred Stock is required to waive any provisions of the Series F Certificate of Designations.

Terms of the 2024 Private Placement

On March 25, 2024, we entered into a securities purchase agreement with Baker Brothers, pursuant to which we issued and sold to Baker Brothers, in a private placement priced at-the-market under Nasdaq rules, 10,901 shares of our Series G Preferred Stock at a price per share equal to $788.90 for aggregate gross proceeds of approximately $8.6 million, which we refer to collectively as the 2024 Private Placement.

We agreed under the Series G Purchase Agreement that we will not without the prior approval of Baker Brothers (i) issue or authorize the issuance of any equity security that is senior or pari passu to the Series G Preferred Stock with respect to liquidation preference, (ii) incur any additional indebtedness for borrowed money in excess of $1,000,000, in the aggregate, outside the ordinary course of business, subject to specified exceptions, including the refinancing of our existing indebtedness or (iii) pay or declare any dividend or make any distribution on, any shares of our capital stock, subject to specified exceptions.

Series G Preferred Stock

The rights, preferences and privileges of our Series G Preferred Stock as currently in effect are set forth in the Series G Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on March 26, 2024, and are summarized below.

●	Conversion. Each share of Series G Preferred Stock is initially convertible into 100 shares of common stock (subject to adjustment as provided in the Series G Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited, subject to certain exceptions, from converting its Series G Preferred Stock for shares of common stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us. We are proposing to amend the Series G Certificate of Designations to provide our board of directors with the discretion to increase at any time and from time to time the Beneficial Ownership Limitation as further described in Proposal 5(c) of this proxy statement.

●	Ranking. The Series G Preferred Stock shall rank: (1) senior to all of the common stock; (2) senior to any class or series of capital stock of ours created after the filing date of the Series G Certificate of Designations specifically ranking by its terms junior to the Series G Preferred Stock (as used herein with respect to the Series G Preferred Stock, the “Junior Securities”); (3) on parity with the Series E Preferred Stock, the Series F Preferred Stock and any class or series of capital stock of ours created after such filing date specifically ranking by its terms on parity with the Series G Preferred Stock (as used herein with respect to the Series G Preferred Stock, the “Parity Securities”); and (4) junior to any class or series of capital stock of ours created after such filing date specifically ranking by its terms senior to the Series G Preferred Stock (as used herein with respect to the Series G Preferred Stock, the “Senior Securities”); in each case, as to distributions of assets upon our liquidation, dissolution or winding up, whether voluntarily or involuntarily (as used herein with respect to the Series G Preferred Stock, each a “Dissolution”).

●	Dissolution. In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series G Preferred Stock will be entitled to receive, before any distributions to the holders of the common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series G Preferred Stock equal to (i) $788.90 per share (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series G Preferred Stock been converted into common stock (without regard to any restrictions on conversion, including the Beneficial Ownership Limitation) immediately prior to such Dissolution.

●	Dividends. Shares of Series G Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-common stock basis), and in the same form and manner as, dividends actually paid on shares of common stock.

●	Voting. Shares of Series G Preferred Stock generally have no voting rights, except to the extent provided by applicable law and our Restated Certificate of Incorporation, and except that the consent of the holders of a majority of the outstanding Series G Preferred Stock is required to waive any provisions of the Series G Certificate of Designations.

Changes in the Terms of the Preferred Stock if the Nasdaq Proposal and the Charter Amendment Proposals are Approved by Our Stockholders and the Charter Amendments Become Effective

Changes to Series E Preferred Stock

In the event that the Nasdaq Proposal and the amendment to our Restated Certificate of Incorporation to amend the Series E Certificate of Designations described in Proposal 5(a) set forth elsewhere in this proxy statement are approved by our stockholders at the 2024 annual meeting and such amendment is filed and becomes effective with the Secretary of State of the State of Delaware, the rights, preferences and privileges of our Series E preferred stock will change as follows:

●	Conversion – Each share of Series E Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series E Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series E Preferred Stock by the Series E Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series E Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series E Preferred Stock.

Changes to Series F Preferred Stock

In the event that the Nasdaq Proposal and the amendment to our Restated Certificate of Incorporation to amend the Series F Certificate of Designations described in Proposal 5(b) set forth elsewhere in this proxy statement are approved by our stockholders at the 2024 annual meeting and such amendment is filed and becomes effective with the Secretary of State of the State of Delaware, the rights, preferences and privileges of our Series F preferred stock will change as follows:

●	Conversion – Each share of Series F Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series F Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series F Preferred Stock by the Series F Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series F Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series F Preferred Stock.

Changes to Series G Preferred Stock

In the event that the Nasdaq Proposal and the amendment to our Restated Certificate of Incorporation to amend the Series G Certificate of Designations described in Proposal 5(c) set forth elsewhere in this proxy statement are approved by our stockholders at the 2024 annual meeting and such amendment is filed and becomes effective with the Secretary of State of the State of Delaware, the rights, preferences and privileges of our Series G preferred stock will change as follows:

●	Conversion – Each share of Series G Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series G Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series G Preferred Stock by the Series G Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series G Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series G Preferred Stock.

Effect on Holders of Common Stock if the Nasdaq Proposal is Approved by our Stockholders

If the Nasdaq Proposal is approved by our stockholders at the 2024 annual meeting and any of the Charter Amendment Proposals described in Proposals 5(a), 5(b) and 5(c) in this proxy statement are approved by our stockholders at the 2024 annual meeting, we plan to file the approved amendments to the Certificates of Designations with the Secretary of State of the State of Delaware. However, such actions would not result in any immediate change of control under Nasdaq rules and the restrictions on beneficial ownership imposed on Baker Brothers as a holder of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock will remain in place. However, following such stockholder approvals and the filing and effectiveness of such amendments to the Certificates of Designations with the Secretary of State of the State of Delaware, our board of directors will have the right in its discretion at any time and from time to time to increase the Beneficial Ownership Limitation provided for in the Certificates of Designations for our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock such that, following a determination by our board of directors to increase such Beneficial Ownership Limitation, Baker Brothers would be permitted, as its option, to convert the preferred stock it holds up to the Beneficial Ownership Limitation percentage established by our board of directors.

Our board of directors does not intend to increase the Beneficial Ownership Limitation unless it determines it is necessary for us to maintain compliance with the Nasdaq listing requirements and we are at risk of being delisted from Nasdaq and thereby triggering an event of default under our Loan Agreement and unless it concludes that alternative transactions that would help us satisfy the Nasdaq continued listing requirements are not available to us on acceptable terms or on a timely basis. In such event, our board of directors may increase the Beneficial Ownership Limitation so that Baker Brothers could convert its preferred stock into common stock, increasing the number of outstanding shares of our common stock used in the calculation of the market value of our common stock for Nasdaq listing purposes. However, even if our board of directors determines to increase such Beneficial Ownership Limitation, there is no guarantee that Baker Brothers will elect to convert its shares of preferred stock into common stock in an amount necessary to help us achieve and maintain a market value of our common stock in excess of $35.0 million. In addition, the market price of our common stock is volatile and fluctuates substantially, and the market price for our common stock may be influenced by many factors, including those that are outside of our control. Therefore, even if there are more shares of our common stock outstanding following any such conversion of preferred stock by Baker Brothers, we may not be able to achieve or maintain a market value of common stock in excess of $35.0 million.

To the extent that following such stockholders approvals and the filing and effectiveness of such amendments to the Certificates of Designations with the Secretary of State of the State of Delaware, our board of directors determines to increase the Beneficial Ownership Limitation and Baker Brothers elects to convert its shares of preferred stock into common stock, Baker Brothers would hold in excess of 9.99% of our common stock and would own approximately 72.65% of our common stock if the Beneficial Ownership Limitation were increased to 100.0% and Baker Brothers converted all of its shares of preferred stock into common stock. In such event, Baker Brothers, already our largest stockholder, would have the ability to significantly influence or control the outcome of certain matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation, or sale of all or substantially all of our assets. This concentrated control could delay, defer, or prevent a change of control, merger, consolidation, or sale of all or substantially all of our assets that our other stockholders support, or conversely this concentrated control could result in the consummation of such a transaction that our other stockholders do not support. This concentrated control could also discourage a potential investor from acquiring our common stock due to the limited voting power of such stock relative to the common stock held by Baker Brothers and may adversely affect the market price of our common stock and, in turn, the market value of our common stock for Nasdaq listing purposes.

In addition, under the Series E Purchase Agreement Baker Brothers has the right to cause our board of directors to nominate and recommend for election by the stockholders up to three designees to our board of directors (one designee at 9.9%, two designees at 15.0% and three designees at 25.0%) designated by Baker Brothers, provided that at such time as Baker Brothers has designated three designees to our board of directors, at least one such designee must qualify as an “independent” director under Nasdaq rules and be acceptable to the members of our board of directors who are not Baker Brothers designees. As a result of the foregoing and if the stockholders approve the Nasdaq Proposal and the Charter Amendment Proposals and the amendments to each of the Certificate of Designations are filed and become effective with the Secretary of State of the State of Delaware and our board of directors determine to increase the Beneficial Ownership Limitation, Baker Brothers may obtain the ability to exercise significant influence or control over certain matters affecting our business.

Consequences if Stockholder Approval of the Nasdaq Proposal is Not Obtained

If the Nasdaq Proposal is not approved by our stockholders at the 2024 annual meeting, then regardless of whether any of the Charter Amendment Proposals described in Proposals 5(a), 5(b) and 5(c) in this proxy statement are approved by our stockholders at the 2024 annual meeting, the existing Beneficial Ownership Limitations imposed on the holders of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock will remain in effect.

Recommendation of the Board of Directors and Required Vote

Our board of directors has Approved and declared advisable, and recommends that the stockholders vote “FOR” the approval of the Nasdaq Proposal.

Proposal 5: Approval of Amendments to our Restated Certificate of Incorporation Amending the Certificates of Designations, Preferences and Rights of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock

Overview

In December 2022, December 2023 and March 2024, we completed equity financing transactions with affiliates of Baker Brothers. These agreements are described in greater detail below, in “Related Person Transactions” in this proxy statement and in Proposal 4 in this proxy statement. We are seeking stockholder approval of amendments to our Restated Certificate of Incorporation to amend the Series E Certificate of Designations, Series F Certificate of Designations and Series G Certificate of Designations to provide our board of directors with the right in its discretion to increase the Beneficial Ownership Limitation with respect to any holder of preferred stock.

We have included this Proposal 5 in this proxy statement for the reasons described under “Reasons for the Proposal” under Proposal 4 in this proxy statement.

Our board of directors has approved and declared advisable, and recommends that the stockholders vote “for” the approval of each of the proposed amendments to our Restated Certificate of Incorporation amending the Certificates of Designations, Preferences and Rights of Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock.

Proposals

Proposals 5(a), 5(b) and 5(c) all relate to amendments to our Restated Certificate of Incorporation to provide our board of directors with the discretion to increase the Beneficial Ownership Limitation specified in each of the Series E Certificate of Designations, Series F Certificate of Designations and Series G Certificate of Designations, but each proposal concerns a different series of preferred stock. Proposal 5(a) relates to the Series E Certificate of Designations, Proposal 5(b) relates to the Series F Certificate of Designations and Proposal 5(c) relates to the Series G Certificate of Designations. We are submitting these amendments to our stockholders as separate items so that our stockholders are able to express their views on the amendments to the Certificate of Designations for each series of preferred stock separately. No individual proposal included in this Proposal 5 is conditioned on the approval of any other individual proposal included in this Proposal 5. However, each proposal included in this Proposal 5 is conditioned upon the approval of the Nasdaq Proposal included in Proposal 4 of this proxy statement.

●	If Proposals 5(a), 5(b) and 5(c) each receive the requisite stockholder vote, then our Restated Certificate of Incorporation will be amended to reflect (i) the amendment to the Series E Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix A, (ii) the amendment to the Series F Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix B and (iii) the amendment to the Series G Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix C.
●	If Proposal 5(a) receives the requisite stockholder vote, but Proposals 5(b) and 5(c) do not then our Restated Certificate of Incorporation will be amended to reflect the amendment to the Series E Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix A, but no other amendments will be made.
●	If Proposal 5(b) receives the requisite stockholder vote, but Proposals 5(a) and 5(c) do not, then our Restated Certificate of Incorporation will be amended to reflect the amendment to the Series F Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix B, but no other amendments will be made.
●	If Proposal 5(c) receives the requisite stockholder vote, but Proposals 5(a) and 5(b) do not, then our Restated Certificate of Incorporation will be amended to reflect the amendment to the Series G Certificate of Designations set forth in the form of Certificate of Amendment attached hereto as Appendix C, but no other amendments will be made.
●	If none of Proposals 5(a), 5(b) and 5(c) receive the requisite stockholder vote, then no changes will be made to our Restated Certificate of Incorporation to amend the Certificates of Designations under this Proposal 5.

To the extent Proposal 4 and any or all of Proposals 5(a), 5(b) and 5(c) receive the requisite stockholder vote, we intend to file the applicable Certificates of Amendment to such Certificates of Designations with the Secretary of State of the State of Delaware promptly following the 2024 annual meeting. If Proposal 4 is not approved by our stockholders, then regardless of whether any of Proposals 5(a), 5(b) or 5(c) are approved, the Certificates of Designations will not be amended to provide our board of directors with the discretion to increase the Beneficial Ownership Limitation for each of our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock and any of the amendments so approved will be abandoned.

The following description of the proposed amendments to our Restated Certificate of Incorporation is a summary and is qualified by the full text of the proposed Certificates of Amendments, which are attached to this proxy statement as Appendix A, Appendix B and Appendix C. Our board of directors reserves the right, at any time prior to the effectiveness of the filing of the Certificate of Amendment to the Series E Certificate of Designations, the Certificate of Amendment to the Series F Certificate of Designations or the Certificate of Amendment to the Series G Certificate of Designations to abandon one or more of the proposed amendments.

Proposal 5(a): Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series E Certificate of Designations, Preferences and Rights of Series E Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

Restated Certificate of Incorporation section affected: Section 6(c) of the Series E Certificate of Designations

Our board of directors has determined to seek stockholder approval at the 2024 annual meeting of the issuance by us to Baker Brothers, upon conversion of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, of a number of shares of our common stock that would result in Baker Brothers, together with its affiliates and other attribution parties, owning greater than 19.99% of the total number of issued and outstanding shares of our common stock and outstanding voting power in accordance with Nasdaq Listing Rule 5635(b). Additional details regarding this proposal, which we refer to as the Nasdaq Proposal, the terms of our Series E Preferred Stock and the 2022 Private Placement and the reasons for the Nasdaq Proposal are set forth in Proposal 4 in this proxy statement. Our board of directors has also determined to seek stockholder approval at the 2024 annual meeting of amendments to our Restated Certificate of Incorporation that would provide discretion to our board of directors to increase the Beneficial Ownership Limitation for our Series E Preferred Stock, subject to approval of the Nasdaq Proposal, which is described in this Proposal 5(a).

The rights, preferences and privileges of our Series E Preferred Stock are set forth in the Series E Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on November 28, 2022, and are summarized in Proposal 4 set forth elsewhere in this proxy statement. In the event that Proposal 5(a) is approved by our stockholders at the 2024 annual meeting, the rights, preferences and privileges of our Series E Preferred Stock will change as follows:

●	Conversion – Each share of Series E Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series E Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series E Preferred Stock by the Series E Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series E Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may at any time and from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series E Preferred Stock.

The form of Certificate of Amendment to Series E Certificate of Designations to effect the changes described in this Proposal 5(a) is attached as Appendix A to this proxy statement (with proposed new text indicated in bold and underlining).

Recommendation of the Board of Directors and Required Vote

Our board of directors has approved and declared advisable, and recommends that the stockholders vote “FOR” the approval of an amendment to our Restated Certificate of Incorporation amending the Series E Certificate of Designations to provide discretion to our Board of Directors to Increase the Beneficial Ownership Limitation.

Proposal 5(b): Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series F Certificate of Designations, Preferences and Rights of Series F Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

Restated Certificate of Incorporation section affected: Section 6(c) of the Series F Certificate of Designations

Our board of directors has determined to seek stockholder approval at the 2024 annual meeting of the issuance by us to Baker Brothers, upon conversion of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, of a number of shares of our common stock that would result in Baker Brothers, together with its affiliates and other attribution parties, owning greater than 19.99% of the total number of issued and outstanding shares of our common stock and outstanding voting power in accordance with Nasdaq Listing Rule 5635(b). Additional details regarding this proposal, which we refer to as the Nasdaq Proposal, the terms of our Series F Preferred Stock and the Series F Preferred Stock Financing and the reasons for the proposal are set forth in Proposal 4 to this proxy statement. Our board of directors has also determined to seek stockholder approval at the 2024 annual meeting of amendments to our Restated Certificate of Incorporation that would provide discretion to our board of directors to increase the Beneficial Ownership Limitation for our Series F Preferred Stock, subject to approval of the Nasdaq Proposal, which is described in this Proposal 5(b).

The rights, preferences and privileges of our Series F Preferred Stock are set forth in the Series F Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on December 22, 2023, and are summarized in Proposal 4 set forth elsewhere in this proxy statement. In the event that Proposal 5(b) is approved by our stockholders at the 2024 annual meeting, the rights, preferences and privileges of our Series F Preferred Stock will change as follows:

●	Conversion – Each share of Series F Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series F Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series F Preferred Stock by the Series F Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series F Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may at any time and from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series F Preferred Stock.

The form of Certificate of Amendment to Series F Certificate of Designations to effect the changes described in this Proposal 5(b) is attached as Appendix B attached to this proxy statement (with proposed new text indicated in bold and underlining).

Recommendation of the Board of Directors and Required Vote

Our board of directors has approved and declared advisable, and recommends that the stockholders vote “FOR” the approval of an amendment to our Restated Certificate of Incorporation amending the Series F Certificate of

Designations to provide discretion to our Board of Directors to Increase the Beneficial Ownership Limitation.

Proposal 5(c): Approval of an Amendment to our Restated Certificate of Incorporation Amending the Series G Certificate of Designations, Preferences and Rights of Series G Preferred Stock To Provide Discretion to our Board of Directors to Increase the Beneficial Ownership Limitation

Restated Certificate of Incorporation section affected: Section 6(c) of the Series G Certificate of Designations

Our board of directors has determined to seek stockholder approval at the 2024 annual meeting of the issuance by us to Baker Brothers, upon conversion of the Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, of a number of shares of our common stock that would result in Baker Brothers, together with its affiliates and other attribution parties, owning greater than 19.99% of the total number of issued and outstanding shares of our common stock and outstanding voting power in accordance with Nasdaq Listing Rule 5635(b). Additional details regarding this proposal, which we refer to as the Nasdaq Proposal, the terms of our Series G Preferred Stock and the Series G Preferred Stock Financing and the reasons for the proposal are set forth in Proposal 4 to this proxy statement. Our board of directors has also determined to seek stockholder approval at the 2024 annual meeting of amendments to our Restated Certificate of Incorporation that would provide discretion to our board of directors to increase the Beneficial Ownership Limitation for our Series G Preferred Stock, subject to approval of the Nasdaq Proposal, which is described in this Proposal 5(c).

The rights, preferences and privileges of our Series G Preferred Stock are set forth in the Series G Certificate of Designations, a copy of which is attached as Exhibit 3.1 to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on March 26, 2024, and are summarized in Proposal 4 set forth elsewhere in this proxy statement. In the event that Proposal 5(c) is approved by our stockholders at the 2024 annual meeting, the rights, preferences and privileges of our Series G Preferred Stock will change as follows:

●	Conversion – Each share of Series G Preferred Stock will continue to be convertible, at the option of the holder, at any time and from time to time, to convert all or any such shares of Series G Preferred Stock into such number of fully paid and nonassessable shares of common stock as is determined by dividing the stated value of the Series G Preferred Stock by the Series G Preferred Stock conversion price then in effect at the time of conversion. However, the Beneficial Ownership Limitation that prohibits a holder of Series G Preferred Stock from converting its shares into common stock to the extent such conversion would result in the holder, together with its affiliates and other attribution parties, owning in excess of 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us, may at any time and from time to time be increased by our board of directors to any other percentage in excess of the then-current Beneficial Ownership Limitation upon one business days’ written notice to such holder of Series G Preferred Stock.

The form of Certificate of Amendment to Series G Certificate of Designations to effect the changes described in this Proposal 5(c) is attached as Appendix C to this proxy statement (with proposed next indicated in bold and underlining).

Recommendation of the Board of Directors and Required Vote

Our board of directors has approved and declared advisable, and recommends that the stockholders vote “FOR” the approval of an amendment to our Restated Certificate of Incorporation amending the Series G Certificate of Designations to provide discretion to our Board of Directors to Increase the Beneficial Ownership Limitation.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2024 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;
●	each of our current directors;
●	our principal executive officer and two other most highly compensated executive officers who served during the year ended December 31, 2023, named in the Summary Compensation table above, whom, collectively, we refer to as our named executive officers; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 2,816,454 shares of our common stock outstanding as of April 1, 2024. In addition, shares of common stock subject to options or other rights currently exercisable, or exercisable within 60 days of April 1, 2024, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o KALA BIO, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.

	Shares of
	Common Stock	Percentage
	Beneficially	of Common
Name and Address of Beneficial Owner	Owned	Stock
5% Stockholders:
Entities affiliated with Baker Bros. Advisors LP(1)	282,913	9.99%
Entities affiliated with Lagunita(2)	169,730	6.03%
Directors and Named Executive Officers:
Mark Iwicki(3)	19,000	*
Todd Bazemore(4)	7,339	*
Kim Brazzell, Ph.D.(5)	11,609	*
Mark S. Blumenkranz, M.D.(6)	174,897	6.21%
Marjan Farid, M.D.	—	*
Andrew I. Koven	—	*
C. Daniel Myers	—	*
Gregory D. Perry	—	*
Howard B. Rosen(7)	262	*
All current executive officers and directors as a group (11 persons)(8)	235,499	8.32%

*	Less than one percent
(1)	Based, in part, on a Schedule 13G/A filed with the SEC on February 14, 2024. Consists of 266,613 shares of common stock and 16,300 shares of common stock issuable upon conversion of Series E Preferred Stock, each as directly held by the Funds (as defined below). The Funds hold 51,246 shares of Series E Preferred Stock, 2,928 shares of Series F Preferred Stock, and 10,901 shares of Series G Preferred Stock, each of which is convertible into 100 shares of common stock (subject to adjustment as provided in the Company’s Series E Certificate of Designations, Series F Certificate of Designations and Series G Certificate of Designations, respectively) at any time at the option of the holder, provided that the holder is prohibited, subject to certain exceptions, from converting its Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock for shares of common stock to the extent that immediately prior to or following such conversion, the holder, together with its affiliates and other attribution parties, would own in excess of 9.99% of the total number of shares of common stock then issued and outstanding after giving effect to such conversion, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us (collectively, the “Beneficial Ownership Limitation”). For further information about our Nasdaq Proposal, our proposed Series E Certificate of Designation Amendment Proposal, our Series F Certificate of Designations Amendment Proposal and our Series G Certificate of Designations Amendment Proposal, which if approved, would provide discretion to our board of directors to increase the Beneficial Ownership Limitation, please see Proposals 4, 5(a), 5(b) and 5(c). Percentage of common stock held by the Funds is based on 2,816,454 shares of our common stock outstanding as of April 1, 2024, inclusive of 16,300 shares of common stock issuable upon the conversion of the Series E Preferred Stock that are subject to the Beneficial Ownership Limitation. The Schedule 13G/A was filed jointly by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker. Consists of shares of common stock held by Baker Brothers Life Sciences, L.P. (“Life Sciences”) and 667, L.P. (“667”, and together with Life Sciences, the “Funds”) which may be deemed to be indirectly beneficially owned by the reporting persons, as well as shares of common stock that may be acquired upon conversion of Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock. The address for each of the reporting persons is 860 Washington Street, 3rd Floor, New York, NY 10014.
(2)	Based, in part, on a Schedule 13D filed with the SEC on November 26, 2021. Consists of (i) 168,454 shares of common stock held by Lagunita Biosciences, LLC (“Lagunita Biosciences”) and (ii) 1,276 shares of common stock held by Garland Investments, L.P. (“Garland”). Lagunita, LLC (“Lagunita”) is the manager of Lagunita Biosciences and Lagunita may be deemed to share voting and dispositive power over the shares held by Lagunita Biosciences. Dr. Blumenkranz, a member of our board, is managing partner of Lagunita and Garland and may be deemed to share voting and dispositive power over the shares held by Lagunita Biosciences and Garland. Dr. Blumenkranz disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The address for Lagunita, Lagunita Biosciences, Garland and Dr. Blumenkranz is 1440 O’Brien Drive, Suite D, Menlo Park, CA 94028.
(3)	Consists of (i) 13,625 shares of common stock beneficially owned by Mr. Iwicki and (ii) 5,375 shares of common stock underlying options held by Mr. Iwicki that are exercisable as of April 1, 2024 or will become exercisable within 60 days after such date.
(4)	Consists of (i) 4,897 shares of common stock beneficially owned by Mr. Bazemore and (ii) 2,442 shares of common stock underlying options held by Mr. Bazemore that are exercisable as of April 1, 2024 or will become exercisable within 60 days after such date.
(5)	Consists of (i) 9,167 shares of common stock beneficially owned by Dr. Brazzell and (ii) 2,442 shares of common stock underlying options held by Dr. Brazzell that are exercisable as of April 1, 2024 or will become exercisable within 60 days after such date.
(6)	Consists of (i) the shares described in note 2 above and (ii) 5,167 shares of common stock held by Dr. Blumenkranz as of April 1, 2024.
(7)	Consists of (i) 97 shares of common stock owned by Mr. Rosen and (ii) 165 shares of common stock owned by the Rosen/Doherty Revocable Trust Dated June 11, 2001, of which Mr. Rosen is a co-trustee.
(8)	Includes 13,675 shares of common stock underlying options that are exercisable as of April 1, 2024 or will become exercisable within 60 days after such date.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in our common stock and our other securities with the SEC. Directors, executive officers and holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of our records and representations made by the persons required to file these reports, we believe that, during the year ended December 31, 2023, our directors, executive officers and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them, except that (1) Dr. Blumenkranz, our director, filed a late Form 4 in June 2023 with respect to (A) the disposition of shares of common stock previously reported as acquired in the Combangio Acquisition that were forfeited on February 15, 2023 in satisfaction of payment obligations of the former Combangio equityholders pursuant to the Merger Agreement and (B) the acquisition of shares of common stock from us on March 10, 2023 following achievement of the Dosing Milestone pursuant to the Merger Agreement (including shares of common stock acquired by Lagunita Biosciences LLC, of which Dr. Blumenkranz is the Managing Partner, and Garland Investments, L.P., of which Dr. Blumenkranz is the Managing Partner upon achievement of such Dosing Milestone); and (2) Mr. Kharabi, our Chief Business Officer, filed a late Form 4 in June 2023 with respect to (A) the disposition of shares of common stock previously reported as acquired in the Combangio Acquisition that were forfeited on February 15, 2023 in satisfaction of payment obligations of the former Combangio equityholders pursuant to the Merger Agreement and (B) the acquisition of shares of common stock from us on March 10, 2023 following achievement of the Dosing Milestone pursuant to the Merger Agreement.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

Stockholder Proposals for our 2025 Annual Meeting of Stockholders

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2025 annual meeting of stockholders, stockholder proposals must be received by us no later than December 30, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2024 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. The required notice must be in writing and received by our Corporate Secretary at our principal executive office and must otherwise meet the requirements set forth in our by-laws (including providing the information required by Rule 14a-19 under the Exchange Act if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the company’s nominees). In general, we must receive notice of other proposals of stockholders (including director nominations) intended to be presented at the 2025 annual meeting of stockholders but not included in the proxy statement by March 13, 2025, but not before February 11, 2025, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th calendar day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which notice of the date of such annual meeting was given or public announcement of the date of such annual meeting was first made, whichever occurs first. Any proposals we do not receive in accordance with the above standards will not be voted on at the 2025 annual meeting of stockholders. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to KALA BIO, Inc., Attention: Nominating and Corporate Governance Committee, 1167 Massachusetts Avenue, Arlington, Massachusetts 02476.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2023 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to you if you write or call us at KALA BIO, Inc., 1167 Massachusetts Avenue, Arlington, Massachusetts 02476, Attention: Chief Financial Officer, telephone: (781) 996-5252. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

APPENDIX A

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES E CONVERTIBLE NON-REDEEMABLE PREFERRED STOCK
OF
KALA BIO, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

KALA BIO, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST: The Corporation’s Certificate of Designations, Preferences and Rights of Series E Convertible Non-Redeemable Preferred Stock (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on November 28, 2022.

SECOND: The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth an amendment to the Certificate of Designations contained in the Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and in the best interests of the Corporation. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law.

THIRD: The Certificate of Designations is hereby amended by deleting in its entirety SECTION 6(c) thereof and inserting in lieu thereof the following replacement SECTION 6(c):

“(c) Conversion Limitations. Notwithstanding anything to the contrary contained herein, the Corporation shall not effect any conversion of the Series E Preferred Stock, and no Holder of the Series E Preferred Stock shall have the right to convert any portion of the Series E Preferred Stock, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that immediately prior to or following such conversion, the Holder, together with the Attribution Parties, beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, in excess of 9.99% (the “Beneficial Ownership Limitation”) of the Corporation’s Common Stock that would be issued and outstanding following such conversion. For purposes of calculating beneficial ownership for determining whether the Beneficial Ownership Limitation is or will be exceeded, the aggregate number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties, shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock with respect to which the determination is being made but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted shares of Series E Preferred Stock held and/or beneficially owned by the Holder or the Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation held and/or beneficially owned by such Holder or any Attribution Party (including, without limitation, any convertible notes, convertible stock or warrants), in each case, that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. It is being acknowledged by each Holder that the Corporation is not representing to the Holder that the calculation of such Holder’s beneficial ownership is in compliance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and that each Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder of the Series E Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in (i) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the

Corporation or (iii) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within two (2) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Corporation the number of shares of Common Stock that it, together with the Attribution Parties, holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Conversion Notice for the relevant number of shares of Series E Preferred Stock. If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s, together with the Attribution Parties’, beneficial ownership, as determined pursuant to this Section 6(c), to exceed the Beneficial Ownership Limitation, the Holder must notify the Corporation of a reduced number of conversion shares to be issued pursuant to such Conversion Notice. To the extent that the limitation contained in this Section 6(c) applies, the Corporation shall be entitled to rely on representations made to it by the Holder with respect to the beneficial ownership of the Holder, together with the Attribution Parties, and the Corporation shall have no obligation to verify or confirm the accuracy of such representations. By written notice to the Corporation, a Holder of the Series E Preferred Stock may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.99% specified in such notice; provided that (i) any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, (ii) any such increase or decrease shall not negatively affect any partial conversion effected prior to the effectiveness of such increase or decrease and (iii) any such increase or decrease will apply only to the Holder submitting the written notice and not to any other Holder of Series E Preferred Stock. For purposes of this Section 6(c), the term “Attribution Parties” means, collectively, the following persons and entities: (i) any direct or indirect Affiliates of the Holder, (ii) any Person acting or who could be deemed to be acting as a Section 13(d) “group” together with the Holder or any Attribution Parties and (iii) any other persons whose beneficial ownership of the Corporation’s Common Stock would or could be aggregated with the Holder’s and/or any other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation. In accordance with the applicable listing standards, the restrictions set forth in this Section 6(c) will apply at any time when the Series E Preferred Stock is outstanding, regardless of whether the Corporation then has a class of securities listed on a Permitted Exchange. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. Notwithstanding the foregoing, the Board of Directors may at any time and from time to time increase the Beneficial Ownership Limitation with respect to any Holder to any other percentage in excess of the then-current Beneficial Ownership Limitation upon written notice to such Holder of such change in Beneficial Ownership Limitation; provided that any increase in the Beneficial Ownership Limitation will not be effective until the first Business Day after such notice is delivered to such Holder.”

FOURTH: This Certificate of Amendment shall be effective immediately upon filing.

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IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ____ day of ____, 20__.

KALA BIO, INC.

By:	Name: Mark Iwicki Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES F CONVERTIBLE NON-REDEEMABLE PREFERRED STOCK
OF
KALA BIO, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

KALA BIO, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST: The Corporation’s Certificate of Designations, Preferences and Rights of Series F Convertible Non-Redeemable Preferred Stock (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on December 21, 2023.

SECOND: The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth an amendment to the Certificate of Designations contained in the Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and in the best interests of the Corporation. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law.

THIRD: The Certificate of Designations is hereby amended by deleting in its entirety SECTION 6(c) thereof and inserting in lieu thereof the following replacement SECTION 6(c):

“(c) Conversion Limitations. Notwithstanding anything to the contrary contained herein, the Corporation shall not effect any conversion of the Series F Preferred Stock, and no Holder of the Series F Preferred Stock shall have the right to convert any portion of the Series F Preferred Stock, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that immediately prior to or following such conversion, the Holder, together with the Attribution Parties, beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, in excess of 9.99% (the “Beneficial Ownership Limitation”) of the Corporation’s Common Stock that would be issued and outstanding following such conversion. For purposes of calculating beneficial ownership for determining whether the Beneficial Ownership Limitation is or will be exceeded, the aggregate number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties, shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock and upon the conversion of any other convertible securities of the Corporation with respect to which the determination is being made but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted shares of Series F Preferred Stock held and/or beneficially owned by the Holder or the Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation held and/or beneficially owned by such Holder or any Attribution Party (including, without limitation, any convertible notes, convertible stock or warrants), in each case, that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. It is being acknowledged by each Holder that the Corporation is not representing to the Holder that the calculation of such Holder’s beneficial ownership is in compliance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and that each Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder of the Series F Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in (i) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and

Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within two (2) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Corporation the number of shares of Common Stock that it, together with the Attribution Parties, holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Conversion Notice for the relevant number of shares of Series F Preferred Stock. If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s, together with the Attribution Parties’, beneficial ownership, as determined pursuant to this Section 6(c), to exceed the Beneficial Ownership Limitation, the Holder must notify the Corporation of a reduced number of conversion shares to be issued pursuant to such Conversion Notice. To the extent that the limitation contained in this Section 6(c) applies, the Corporation shall be entitled to rely on representations made to it by the Holder with respect to the beneficial ownership of the Holder, together with the Attribution Parties, and the Corporation shall have no obligation to verify or confirm the accuracy of such representations. By written notice to the Corporation, a Holder of the Series F Preferred Stock may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.99% specified in such notice; provided that (i) any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, (ii) any such increase or decrease shall not negatively affect any partial conversion effected prior to the effectiveness of such increase or decrease and (iii) any such increase or decrease will apply only to the Holder submitting the written notice and not to any other Holder of Series F Preferred Stock. For purposes of this Section 6(c), the term “Attribution Parties” means, collectively, the following persons and entities: (i) any direct or indirect Affiliates of the Holder, (ii) any Person acting or who could be deemed to be acting as a Section 13(d) “group” together with the Holder or any Attribution Parties and (iii) any other persons whose beneficial ownership of the Corporation’s Common Stock would or could be aggregated with the Holder’s and/or any other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation. In accordance with the applicable listing standards, the restrictions set forth in this Section 6(c) will apply at any time when the Series F Preferred Stock is outstanding, regardless of whether the Corporation then has a class of securities listed on a Permitted Exchange. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. Notwithstanding the foregoing, the Board of Directors may at any time and from time to time increase the Beneficial Ownership Limitation with respect to any Holder to any other percentage in excess of the then-current Beneficial Ownership Limitation upon written notice to such Holder of such change in Beneficial Ownership Limitation; provided that any increase in the Beneficial Ownership Limitation will not be effective until the first Business Day after such notice is delivered to such Holder.”

FOURTH: This Certificate of Amendment shall be effective immediately upon filing.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ____ day of ____, 20__.

KALA BIO, INC.

By:	Name: Mark Iwicki Title: Chief Executive Officer

APPENDIX C

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES G CONVERTIBLE NON-REDEEMABLE PREFERRED STOCK
OF
KALA BIO, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

KALA BIO, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST: The Corporation’s Certificate of Designations, Preferences and Rights of Series G Convertible Non-Redeemable Preferred Stock (the “Certificate of Designations”) was filed with the Secretary of State of the State of Delaware on March 25, 2024.

SECOND: The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth an amendment to the Certificate of Designations contained in the Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and in the best interests of the Corporation. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law.

THIRD: The Certificate of Designations is hereby amended by deleting in its entirety SECTION 6(c) thereof and inserting in lieu thereof the following replacement SECTION 6(c):

“(c) Conversion Limitations. Notwithstanding anything to the contrary contained herein, the Corporation shall not effect any conversion of the Series G Preferred Stock, and no Holder of the Series G Preferred Stock shall have the right to convert any portion of the Series G Preferred Stock, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that immediately prior to or following such conversion, the Holder, together with the Attribution Parties, beneficially owns or would beneficially own as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, in excess of 9.99% (the “Beneficial Ownership Limitation”) of the Corporation’s Common Stock that would be issued and outstanding following such conversion. For purposes of calculating beneficial ownership for determining whether the Beneficial Ownership Limitation is or will be exceeded, the aggregate number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties, shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series G Preferred Stock and upon the conversion of any other convertible securities of the Corporation with respect to which the determination is being made but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted shares of Series G Preferred Stock held and/or beneficially owned by the Holder or the Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation held and/or beneficially owned by such Holder or any Attribution Party (including, without limitation, any convertible notes, convertible stock or warrants), in each case, that are subject to a limitation on conversion or exercise analogous to the limitation contained herein. It is being acknowledged by each Holder that the Corporation is not representing to the Holder that the calculation of such Holder’s beneficial ownership is in compliance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and that each Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder of the Series G Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in (i) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and

Exchange Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within two (2) Business Days confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. The Holder shall disclose to the Corporation the number of shares of Common Stock that it, together with the Attribution Parties, holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Conversion Notice for the relevant number of shares of Series G Preferred Stock. If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause the Holder’s, together with the Attribution Parties’, beneficial ownership, as determined pursuant to this Section 6(c), to exceed the Beneficial Ownership Limitation, the Holder must notify the Corporation of a reduced number of conversion shares to be issued pursuant to such Conversion Notice. To the extent that the limitation contained in this Section 6(c) applies, the Corporation shall be entitled to rely on representations made to it by the Holder with respect to the beneficial ownership of the Holder, together with the Attribution Parties, and the Corporation shall have no obligation to verify or confirm the accuracy of such representations. By written notice to the Corporation, a Holder of the Series G Preferred Stock may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.99% specified in such notice; provided that (i) any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, (ii) any such increase or decrease shall not negatively affect any partial conversion effected prior to the effectiveness of such increase or decrease and (iii) any such increase or decrease will apply only to the Holder submitting the written notice and not to any other Holder of Series G Preferred Stock. For purposes of this Section 6(c), the term “Attribution Parties” means, collectively, the following persons and entities: (i) any direct or indirect Affiliates of the Holder, (ii) any Person acting or who could be deemed to be acting as a Section 13(d) “group” together with the Holder or any Attribution Parties and (iii) any other persons whose beneficial ownership of the Corporation’s Common Stock would or could be aggregated with the Holder’s and/or any other Attribution Parties for purposes of Section 13(d) or Section 16 of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Beneficial Ownership Limitation. In accordance with the applicable listing standards, the restrictions set forth in this Section 6(c) will apply at any time when the Series G Preferred Stock is outstanding, regardless of whether the Corporation then has a class of securities listed on a Permitted Exchange. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. Notwithstanding the foregoing, the Board of Directors may at any time and from time to time increase the Beneficial Ownership Limitation with respect to any Holder to any other percentage in excess of the then-current Beneficial Ownership Limitation upon written notice to such Holder of such change in Beneficial Ownership Limitation; provided that any increase in the Beneficial Ownership Limitation will not be effective until the first Business Day after such notice is delivered to such Holder.”

FOURTH: This Certificate of Amendment shall be effective immediately upon filing.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ____ day of ____, 20__.

KALA BIO, INC.

By:	Name: Mark Iwicki Title: Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V47978-P05584 01) Marjan Farid, M.D. 02) Andrew I. Koven 03) Gregory D. Perry 1. Election of three Class I Directors each to serve until the 2027 Annual Meeting of Stockholders Nominees: 2. Approval of an advisory vote on executive compensation. 3. To ratify the appointment of Deloitte & Touche LLP as KALA BIO, Inc.'s independent public accounting firm for the fiscal year ending December 31, 2024. 4. To approve the issuance of shares of common stock of KALA BIO, Inc. upon conversion of the Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock in accordance with Nasdaq Listing Rule 5635(b). 5a. To approve an amendment to KALA BIO, Inc.'s Restated Certificate of Incorporation amending the Series E Certificate of Designations, Preferences and Rights of Series E Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. 5b. To approve an amendment to KALA BIO, Inc.'s Restated Certificate of Incorporation amending the Series F Certificate of Designations, Preferences and Rights of Series F Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. 5c. To approve an amendment to KALA BIO, Inc.'s Restated Certificate of Incorporation amending the Series G Certificate of Designations, Preferences and Rights of Series G Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! For All Withhold All For All Except KALA BIO, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following Class I director nominees: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: KALA BIO, INC. 1167 MASSACHUSETTS AVE ARLINGTON, MA 02476 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KALA2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V47979-P05584 KALA BIO, INC. Annual Meeting of Stockholders June 11, 2024 11:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Mark Iwicki, Darius Kharabi and Mary Reumuth or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of KALA BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on June 11, 2024 via the Internet at www.virtualshareholdermeeting.com/KALA2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations set forth on the reverse side of this ballot. In their discretion, the proxies are authorized to vote upon such other matters as may be properly brought before the meeting or any adjournment thereof. Continued and to be signed on reverse side